Registration No. 333-76154
& 811-7934

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
625 Fourth Avenue South,
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2020 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment
TITLE OF SECURITIES BEING REGISTERED
Interest in a separate account under flexible premium deferred variable annuity contracts

Thrivent Variable Annuity Account B
Prospectus For
Flexible Premium Deferred Variable Annuity
Issued By Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: (800) 847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: (800) 847-4836 E-mail: mail@thrivent.com
This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.
We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate).
The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent International Allocation Portfolio
(subadvised by Goldman Sachs Asset Management, L.P.)
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio

Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
(subadvised by Aberdeen Asset Managers Limited)
Thrivent Partner Growth Stock Portfolio
(subadvised by T. Rowe Price Associates, Inc.)
Thrivent Partner Healthcare Portfolio
(subadvised by BlackRock Investment Management, LLC )
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2020. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-847-4836, going online at thrivent.com, or by writing us at Thrivent, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 39 of this Prospectus.
An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.
Beginning on Jan. 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from Thrivent electronically by calling our Service Center at (800) 847-4836 or by signing up for electronic delivery on our website at www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your reports by calling our Service Center or by signing up at our website. Your election to receive reports in paper will apply to all portfolios available under your Contract.
The date of this Prospectus is April 30, 2020.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Definitions
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.
Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.
Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.
Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract. The individual flexible premium variable annuity Contract offered by Thrivent and described in this Prospectus.
Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.
Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.
Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.
Fixed Account. The Fixed Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a separate account of Thrivent. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent.
Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.
Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.
Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or similar provisions of the Internal Revenue Code.
Service Center. Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Spouse. An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Definitions
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent. The Subaccounts are subdivisions of the Variable Account.
Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Fee and Expense Tables
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales load when you make additional investments in the Contract. No state premium taxes are deducted.
Contract Owner Transaction Expenses
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00% [1]
Transfer Charge (after 12 free transfers per Contract Year)	0%
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
Annual Contract Fee		$30.00 [2]
Annual Subaccount Expenses (as a percentage of average daily Accumulated Value or Annuity Unit Value)
	Current [3]	Maximum
Mortality & Expense Risk Charge	1.10%	1.25%
Total Subaccount Annual Expenses	1.10%	1.25%
The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2019, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.
Total Annual Portfolio Operating Expenses4
	Maximum	Minimum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	3.90%	0.24%
Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.
If a Portfolio is structured as a “fund of funds,” the Portfolio will indirectly bear its proportionate share of any fees and expenses (like investment advisory fees and operating expenses) of the investment companies in which it invests. However, Thrivent has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by an Asset Allocation Portfolio as a result of its
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.
See Annuity Provisions in this prospectus for a discussion of these other charges.
Example5
The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$ 711	$ 870	$1,027	$1,779
Maximum Portfolio Expenses:	$1,054	$1,900	$2,744	$5,112
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$ 711	$ 870	$1,027	$1,779
Maximum Portfolio Expenses:	$1,054	$1,900	$2,744	$5,112
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$ 152	$ 471	$ 813	$1,779
Maximum Portfolio Expenses:	$ 515	$1,542	$2,565	$5,112

Notes to Fee and Expense Tables:
1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).
2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.
3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
4 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.24% to 1.25%. The reimbursements may be discontinued at any time.
5 For this example, the following assumptions are used: 1.25% mortality and expense risk charge and portfolio operating expenses ranging from 3.90% to 0.24%.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Summary
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.
The Contract
The Contract along with any riders, endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. See The Contract.
Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 3% per year.
Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.
Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.
Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary.
Annuity Provisions
You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.
Federal Tax Status
For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1⁄2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Summary
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Condensed Financial Information
Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.
Exchange Program
From time to time, we may offer programs for certain variable annuities issued by Thrivent to be exchanged for contracts we currently sell. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such program will comply with applicable law.

Thrivent and the Variable Account
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
The Variable Account
The Variable Account is a separate account, which was established in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Variable Investment Options and the Subaccounts
We select the Portfolios offered through the Contract based on several factors. We generally select the Portfolios to provide a range of investment options for the Contracts from conservative to more aggressive investment strategies.
You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Note that the italicized Portfolios below are “fund of funds” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and the corresponding Portfolios are listed below.
Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Subaccount	Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Subaccount	Thrivent ESG Index Portfolio
Thrivent Global Stock Subaccount	Thrivent Global Stock Portfolio
Thrivent Government Bond Subaccount	Thrivent Government Bond Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent International Allocation Subaccount	Thrivent International Allocation Portfolio
Thrivent International Index Subaccount	Thrivent International Index Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Subaccount	Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Subaccount	Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio
Thrivent Multidimensional Income Subaccount	Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Subaccount	Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
The following table summarizes each Portfolio’s investment objective:
Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent All Cap Portfolio	To seek long-term growth of capital.
Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.
Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.
Thrivent ESG Index Portfolio	To seek to track the investment results of an index composed of companies selected by the index provider based on environmental, social and governance characteristics. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Global Stock Portfolio	To seek long-term capital growth.
Thrivent Government Bond Portfolio	To seek total return, consistent with preservation of capital. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.
Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.
Thrivent International Allocation Portfolio	To seek long-term growth of capital.
Thrivent International Index Portfolio	To seek total returns that track the performance of the MSCI EAFE Index.** The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.
Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500 Index*.
Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.
Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.
Thrivent Low Volatility Equity Portfolio	To seek long-term capital appreciation with lower volatility relative to the global equity markets. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Mid Cap Growth Portfolio	To seek long-term capital growth. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.
Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Portfolio	Investment Objective
Thrivent Mid Cap Value Portfolio	To seek long-term capital growth. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
Thrivent Multidimensional Income Portfolio	To seek a high level of current income and, secondarily, growth of capital. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.
Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.
Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.
Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.
Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.
Thrivent Small Cap Growth Portfolio	To seek long-term capital growth. The Portfolio’s investment objective may be changed without shareholder approval.
Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.
Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.
* The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S& P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
**MSCI, Inc. ("MSCI") makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or that an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Fund; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management
Thrivent is investment adviser to the Fund. Thrivent is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent is responsible for determining which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. Thrivent and the Fund have engaged the following investment subadvisers:
Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent International Allocation Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Healthcare Portfolio
We, as investment adviser, pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Voting Privileges
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.
The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Investment Options
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Fixed Account
On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.
A Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. Please see Maintenance of Solvency for more information. The Maintenance of Solvency provision applies to the Fixed Account in this Contract. The provision is only invoked in the event the reserves of our fraternal benefit society become impaired. If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.
Additional Information About the Fixed Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.
Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Risks
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
This annuity has some risks which may include the following:
♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;
♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1⁄2;
♦	If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely, and no death proceeds will be paid to your beneficiaries.
♦	Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process contract owner redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Fund.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Allocation of Premium
We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts.
The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or over the telephone if we receive proper authorization from you. Any change will apply to all future premiums unless you request another change.
The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Accumulated Value of Your Contract
On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.
We credit your Contract with Accumulation Units in a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦	You make a surrender from that Subaccount; or
♦	We deduct all or part of the administrative charge from that Subaccount.
Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:
(a)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)Is the Net Investment Factor for that Subaccount for that period.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:
(a)Is the sum of:
(i)The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
(ii)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus.
(iii)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(c)Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.
Minimum Accumulated Value
We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:
(1)At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.
(2)If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.
If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.
Death Benefit Before the Annuity Commencement Date
If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.
The amount of the death benefit will be the greatest of:
♦	The Accumulated Value on the date we calculate the death benefit;
♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and
♦	The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date.
The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
increase or decrease daily and are not guaranteed for a minimum dollar amount. Surrender charges do not apply to death proceeds.
If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:
(1)The principal and interest are completely distributed within five years after the date of death; or
(2)If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.
Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving Spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.
If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.
Death Benefit After the Annuity Commencement Date
If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.
Surrender
On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The proceeds will be the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).
A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.
A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes. You may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a financial professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Transfers
On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.
You can request a transfer in two ways:
(1)By giving us Written Notice; or
(2)By telephone.
We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.
Transfers are subject to the following conditions:
♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.
♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary before the end of the valuation day.
Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.
After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts;
(1)By giving us Written Notice; or
(2)By telephone if we receive proper authorization from you.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
Dollar Cost Averaging
You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Written Notice or notice by telephone (if you have such authorization).
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. The program will not terminate automatically by transferring your allocations to another subaccount.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

The Contract
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account may be deferred up to six months.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Federal Tax Status.
Contract Owner, Beneficiaries and Annuitants
Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.
The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.
No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

Charges and Deductions
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Surrender Charge (Contingent Deferred Sales Charge)
We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Charges and Deductions
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Surrender Charges
Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
After Contract Year six there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:
♦	Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.
♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year three, there is no surrender charge applied to amounts which you elect to have paid under:
(1)A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payment period and the accumulation period will equal or exceed the surrender charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.
(2)Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.
♦	Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.
♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.
♦	Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.
Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.
If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.
Administrative Charge
Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Charges and Deductions
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦	Expense Risk. This is the risk that the expenses, with respect to the Contracts, will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).
If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.
Notwithstanding this charge, contract owners may be asked to add money under the Maintenance of Solvency provision described in General Provisions – Maintenance of Solvency section.
Expenses of the Fund
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.
Taxes
Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
If our reserves become impaired, Contract Owners may be asked to add money under the Maintenance of Solvency provision described in General Provisions –Maintenance of Solvency section.

Annuity Provisions
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Annuity Commencement Date
The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity
Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Annuity Provisions
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Commencement Date and any requirements that may be imposed by the state in which your Contract was issued. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the settlement option
Annuity Proceeds
The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.
We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.
If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed settlement option, life income with 10-year guarantee period.
Settlement Options
You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Commencement Date.
The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:
♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.
♦	Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years
♦	Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years.
In addition to these options, proceeds may be paid under any other settlement option agreeable to us.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to us. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Annuity Provisions
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.
Amount of Variable Annuity Payments
The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.
Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.
The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.
Subaccount Annuity Unit Value
A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:
(a)Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.
(b)Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.
(c)Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year or another percentage agreed to by us.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

General Provisions
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Entire Contract
Your entire insurance Contract is comprised of:
♦	the Contract including any attached rider(s),if any, endorsements or amendments;
♦	the application attached to the Contract; and
♦	the Thrivent Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.
Postponement of Payments
We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Purchase Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock
Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial professionals and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision is only invoked in the event the reserves of a fraternal benefit society become impaired.
This provision applies only to values in the Fixed Account. .
If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

General Provisions
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
State Variations
Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan;
♦	Contracts issued in Massachusetts (beginning January 1, 2009); and
♦	Contracts issued in Montana (beginning October 1, 1985).

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

How to Contact Us
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Additional Premiums (variable products):
Thrivent Financial
P.O. Box 8061
Appleton, WI 54912-8061
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Federal Tax Status
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Federal Tax Status
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate  premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Federal Tax Status
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law);

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Federal Tax Status
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
(3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law).. For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Federal Tax Status
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract Contract Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Distribution of the Contracts
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
For financial professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed financial professional of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent.
Our financial professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial professional may be paid differently depending on the product or service he or she recommends. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold, and the profitability of the products.
Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at range of 0% to 1.5% of premiums paid into the contract. Commission rates are based on the source of funds used to pay the premium and the type of contract.
Your financial professional may receive asset-based compensation pay at a range of 0.02% to 0.07% of the account value if eligible. If you elect a settlement option, we pay commissions to the financial professional ranging from 0.25% to 0.99% of the premium applied to the settlement option, if eligible.
Financial professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
For financial professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such

•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Distribution of the Contracts
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 1.5% of premiums, plus up to 0.05% of a Contract’s Accumulated Value annually. Commissions also may be paid on Accumulated Value moved into an annuity settlement option. The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.

Legal Proceedings
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Statement of Additional Information
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••

♦	Introduction
♦	Principal Underwriter
♦	Standard and Poor’s Disclaimer
♦	Independent Registered Public Accounting Firm and Financial Statements
You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-847-4836, going online at thrivent.com, or by writing us at Thrivent, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.
You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account B are available on the Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.
THRIVENT VARIABLE ANNUITY ACCOUNT B
1933 Act Registration No. 333-76154
1940 Act Registration No. 811-07934
- - - - - - -  -  - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - -
Please send me the Statement of Additional Information (SAI) for the:
Flexible Premium Deferred Variable Annuity
Thrivent Variable Annuity Account B

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
•••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••
The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which each operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-847-4836 or visiting our website at www.thrivent.com.
Year ended Dec. 31,	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation Unit:
value at beginning of period	$21.36	$23.09	$19.21	$17.64	$17.91	$17.08	$13.59	$12.24	$12.89	$11.09
value at end of period	$26.48	$21.36	$23.09	$19.21	$17.64	$17.91	$17.08	$13.59	$12.24	$12.89
number outstanding at end of period (000 omitted)	3,698	3,944	4,101	4,340	4,678	4,900	4,901	5,261	5,593	5,892
Thrivent All Cap Subaccount (November 30, 2001)[1]
Accumulation unit:
value at beginning of period	$19.81	$22.23	$18.69	$17.86	$17.66	$15.91	$12.11	$10.67	$11.33	$9.85
value at end of period	$25.52	$19.81	$22.23	$18.69	$17.86	$17.66	$15.91	$12.11	$10.67	$11.33
number outstanding at end of period (000 omitted)	505	558	616	668	715	720	776	855	1,000	1,152
Thrivent Balanced Income Plus Subaccount (April 30, 2002)[2]
Accumulation unit:
value at beginning of period	$20.38	$21.66	$19.61	$18.52	$18.75	$17.87	$15.32	$13.78	$13.37	$11.93
value at end of period	$23.61	$20.38	$21.66	$19.61	$18.52	$18.75	$17.87	$15.32	$13.78	$13.37
number outstanding at end of period (000 omitted)	612	666	664	661	654	671	629	614	702	787
Thrivent Diversified Income Plus Subaccount (April 30, 2002)[3]
Accumulation unit:
value at beginning of period	$24.07	$25.01	$23.12	$21.83	$22.06	$21.39	$19.45	$17.18	$16.98	$14.81
value at end of period	$27.07	$24.07	$25.01	$23.12	$21.83	$22.06	$21.39	$19.45	$17.18	$16.98
number outstanding at end of period (000 omitted)	1,217	1,218	1,276	1,267	1,344	1,403	1,391	1,111	774	758
Thrivent Global Stock Subaccount (April 30, 2002)[4]
Accumulation unit:
value at beginning of period	$18.09	$19.95	$16.65	$15.97	$15.66	$15.04	$11.73	$10.32	$10.94	$9.98
value at end of period	$22.00	$18.09	$19.95	$16.65	$15.97	$15.66	$15.04	$11.73	$10.32	$10.94
number outstanding at end of period (000 omitted)	820	934	1,018	1,090	1,231	1,177	1,299	1,256	1,477	1,722
Thrivent Government Bond Subaccount (April 30, 2002)[5]
Accumulation unit:
value at beginning of period	$15.89	$16.04	$15.75	$15.69	$15.74	$14.94	$15.49	$14.92	$13.94	$12.90
value at end of period	$16.64	$15.89	$16.04	$15.75	$15.69	$15.74	$14.94	$15.49	$14.92	$13.94
number outstanding at end of period (000 omitted)	407	438	497	548	553	604	679	819	847	865
Thrivent High Yield Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$54.23	$56.71	$53.35	$47.83	$49.70	$49.28	$46.61	$40.52	$39.13	$34.53
value at end of period	$61.33	$54.23	$56.71	$53.35	$47.83	$49.70	$49.28	$46.61	$40.52	$39.13
number outstanding at end of period (000 omitted)	1,505	1,663	1,835	2,000	2,222	2,435	2,663	2,984	3,280	3,769
1  Formerly known as Thrivent Partner All Cap Subaccount.
2  Formerly known as Thrivent Balanced Subaccount.
3  Formerly known as Thrivent High Yield Subaccount II.
4  Formerly known as Thrivent Large Cap Stock Subaccount.
5  Formerly known as Thrivent Bond Index Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Year ended Dec. 31,	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Thrivent Income Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$46.80	$48.44	$46.08	$43.92	$44.71	$42.37	$42.87	$39.05	$37.27	$33.78
value at end of period	$52.58	$46.80	$48.44	$46.08	$43.92	$44.71	$42.37	$42.87	$39.05	$37.27
number outstanding at end of period (000 omitted)	1,390	1,505	1,671	1,830	2,058	2,269	2,532	3,006	3,256	3,784
Thrivent International Allocation Subaccount (April 30, 2008)[1]
Accumulation unit:
value at beginning of period	$9.98	$11.92	$9.73	$9.52	$9.70	$10.37	$9.01	$7.68	$8.83	$7.87
value at end of period	$11.89	$9.98	$11.92	$9.73	$9.52	$9.70	$10.37	$9.01	$7.68	$8.83
number outstanding at end of period (000 omitted)	5,054	5,601	5,958	6,227	6,839	7,293	7,880	8,635	791	826
Thrivent Large Cap Growth Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$124.98	$123.29	$96.67	$99.21	$90.79	$82.71	$61.42	$52.11	$55.62	$50.79
value at end of period	$164.29	$124.98	$123.29	$96.67	$99.21	$90.79	$82.71	$61.42	$52.11	$55.62
number outstanding at end of period (000 omitted)	2,368	2,597	2,807	3,086	3,422	3,652	3,959	4,416	4,968	5,705
Thrivent Large Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$25.89	$27.44	$22.84	$20.68	$20.67	$18.46	$14.16	$12.39	$12.32	$10.86
value at end of period	$33.58	$25.89	$27.44	$22.84	$20.68	$20.67	$18.46	$14.16	$12.39	$12.32
number outstanding at end of period (000 omitted)	1,104	1,143	1,201	1,180	1,034	998	986	1,000	1,081	1,248
Thrivent Large Cap Value Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$22.33	$24.73	$21.25	$18.30	$19.18	$17.78	$13.64	$11.73	$12.24	$10.99
value at end of period	$27.47	$22.33	$24.73	$21.25	$18.30	$19.18	$17.78	$13.64	$11.73	$12.24
number outstanding at end of period (000 omitted)	1,426	1,573	1,698	1,839	1,964	2,122	2,321	2,566	2,995	3,563
Thrivent Limited Maturity Bond Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$13.33	$13.34	$13.14	$12.92	$12.97	$12.90	$12.98	$12.58	$12.61	$12.11
value at end of period	$13.81	$13.33	$13.34	$13.14	$12.92	$12.97	$12.90	$12.98	$12.58	$12.61
number outstanding at end of period (000 omitted)	889	979	1,112	1,306	1,354	1,516	1,816	2,234	2,416	2,840
Thrivent Low Volatility Equity Subaccount (April 28, 2017)
Accumulation unit:
value at beginning of period	$10.50	$10.93	$—
value at end of period	$12.78	$10.50	$10.93
number outstanding at end of period (000 omitted)	150	70	48
Thrivent Mid Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$30.69	$34.98	$30.49	$25.60	$26.55	$24.57	$18.69	$16.10	$16.65	$13.37
value at end of period	$38.21	$30.69	$34.98	$30.49	$25.60	$26.55	$24.57	$18.69	$16.10	$16.65
number outstanding at end of period (000 omitted)	490	511	532	503	462	453	456	444	498	608
Thrivent Mid Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$33.62	$38.19	$32.44	$25.48	$25.75	$23.26	$17.35	$15.35	$16.56	$13.33
value at end of period	$41.96	$33.62	$38.19	$32.44	$25.48	$25.75	$23.26	$17.35	$15.35	$16.56
number outstanding at end of period (000 omitted)	4,942	5,393	5,775	6,212	6,793	494	541	601	717	841
Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation Unit:
value at beginning of period	$18.50	$19.57	$17.52	$16.27	$16.54	$15.79	$13.87	$12.55	$12.82	$11.40
value at end of period	$21.72	$18.50	$19.57	$17.52	$16.27	$16.54	$15.79	$13.87	$12.55	$12.82
number outstanding at end of period (000 omitted)	18,341	19,397	20,570	21,654	23,579	24,381	24,966	25,219	26,293	26,925
1  Formerly known as Thrivent Partner Worldwide Allocation Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Year ended Dec. 31,	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation Unit:
value at beginning of period	$19.90	$21.38	$18.51	$16.97	$17.29	$16.49	$13.74	$12.31	$12.81	$11.22
value at end of period	$24.03	$19.90	$21.38	$18.51	$16.97	$17.29	$16.49	$13.74	$12.31	$12.81
number outstanding at end of period (000 omitted)	12,840	13,920	14,588	15,499	16,702	17,487	17,661	17,903	19,051	19,800
Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation Unit:
value at beginning of period	$16.51	$17.26	$15.93	$15.02	$15.26	$14.65	$13.58	$12.53	$12.65	$11.48
value at end of period	$18.80	$16.51	$17.26	$15.93	$15.02	$15.26	$14.65	$13.58	$12.53	$12.65
number outstanding at end of period (000 omitted)	7,300	7,682	8,482	9,080	9,799	10,436	11,033	11,913	11,932	11,646
Thrivent Money Market Subaccount (February 3, 1994)
Accumulation unit:
value at beginning of period	$1.85	$1.84	$1.86	$1.88	$1.90	$1.92	$1.94	$1.96	$1.98	$2.00
value at end of period	$1.86	$1.85	$1.84	$1.86	$1.88	$1.90	$1.92	$1.94	$1.96	$1.98
number outstanding at end of period (000 omitted)	5,067	5,167	5,687	6,761	7,130	7,754	9,206	10,840	13,986	17,148
Thrivent Multidimensional Income Subaccount (April 28, 2017)
Accumulation unit:
value at beginning of period	$9.62	$10.27	$—
value at end of period	$10.95	$9.62	$10.27
number outstanding at end of period (000 omitted)	73	59	51
Thrivent Opportunity Income Plus Subaccount (April 30, 2003)[1]
Accumulation unit:
value at beginning of period	$15.00	$15.32	$14.81	$14.08	$14.24	$13.91	$14.26	$13.60	$13.16	#REF!
value at end of period	$16.10	$15.00	$15.32	$14.81	$14.08	$14.24	$13.91	$14.26	$13.60	$13.16
number outstanding at end of period (000 omitted)	313	314	302	278	228	209	192	226	225	240
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$11.89	$14.12	$11.19	$10.14	$11.86	$12.27	$13.39	$10.75	$12.19	$9.68
value at end of period	$14.13	$11.89	$14.12	$11.19	$10.14	$11.86	$12.27	$13.39	$10.75	$12.19
number outstanding at end of period (000 omitted)	272	301	310	275	283	316	344	310	317	327
Thrivent Partner Growth Stock Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$30.85	$31.59	$23.91	$23.85	$21.79	$20.30	$14.78	$12.60	$12.93	$11.21
value at end of period	$40.09	$30.85	$31.59	$23.91	$23.85	$21.79	$20.30	$14.78	$12.60	$12.93
number outstanding at end of period (000 omitted)	485	547	543	530	574	562	600	666	752	897
Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$23.54	$21.97	$18.60	$22.40	$21.65	$17.62	$13.59	$11.38	$11.96	$10.88
value at end of period	$29.30	$23.54	$21.97	$18.60	$22.40	$21.65	$17.62	$13.59	$11.38	$11.96
number outstanding at end of period (000 omitted)	393	424	450	478	522	343	262	190	187	197
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$36.63	$39.11	$37.32	$35.10	$34.54	$26.69	$26.41	$22.72	$21.11	$16.73
value at end of period	$46.35	$36.63	$39.11	$37.32	$35.10	$34.54	$26.69	$26.41	$22.72	$21.11
number outstanding at end of period (000 omitted)	299	323	363	389	408	437	472	519	571	678
Thrivent Small Cap Growth Subaccount (April 27, 2018)
Accumulation unit:
value at beginning of period	$9.04	$—
value at end of period	$11.49	$9.04
number outstanding at end of period (000 omitted)	56	38
1  Formerly known as Thrivent Mortgage Securities Subaccount.
2  Formerly known as Thrivent Partner Emerging Markets Subaccount.
•••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••

Appendix A—Condensed Financial Information
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••
Year ended Dec. 31,	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Thrivent Small Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$31.98	$35.40	$31.63	$25.36	$26.21	$25.15	$18.06	$15.75	$15.83	$12.72
value at end of period	$38.74	$31.98	$35.40	$31.63	$25.36	$26.21	$25.15	$18.06	$15.75	$15.83
number outstanding at end of period (000 omitted)	460	485	484	464	430	440	448	445	512	608
Thrivent Small Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$26.35	$29.64	$24.72	$19.85	$20.71	$19.99	$14.87	$13.74	$14.68	$11.86
value at end of period	$33.30	$26.35	$29.64	$24.72	$19.85	$20.71	$19.99	$14.87	$13.74	$14.68
number outstanding at end of period (000 omitted)	773	849	902	919	1,022	399	433	492	584	732
••••••••• ••••••••••••••••••••••••••••••• ••••••••••••••••••••••••••••••• •••••••••••••••••••

THRIVENT VARIABLE ANNUITY ACCOUNT B
Statement of Additional Information
Dated April 30, 2020
For
Flexible Premium Deferred
Variable Annuity Contract
Issued by
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2020 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

INTRODUCTION
The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account (a separate account of Thrivent Financial) and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio, which is an open-end management investment company (commonly known as a “mutual fund”). The prospectuses for the portfolios accompany the product Prospectus and describe the investment objectives and attendant risks of the Portfolios.
Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.
SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a Principal Underwriting Agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.
From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2019	2018	2017
$936,521	$2,178,531	$1,224,149
2

STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
3

MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account B as of December 31, 2019 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
5

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2019.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Emphasis of Matter
As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Thrivent Life Insurance Company into the Company on July 1, 2019 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2020

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2019 and 2018
(in millions)
	2019	2018
Admitted Assets
Bonds	$ 46,538	$45,530
Stocks	2,535	2,223
Mortgage loans	9,506	8,999
Real estate	143	65
Cash, cash equivalents and short-term investments	2,054	1,471
Contract loans	1,164	1,173
Receivables for securities	110	85
Limited partnerships	4,621	3,844
Other invested assets	426	203
Total cash and invested assets	67,097	63,593
Accrued investment income	460	455
Due premiums and considerations	119	119
Other assets	63	54
Assets held in separate accounts	34,482	29,850
Total Admitted Assets	$102,221	$94,071
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 49,028	$48,051
Deposit liabilities	3,922	3,691
Contract claims	400	349
Dividends due in following calendar year	330	326
Interest maintenance reserve	503	476
Asset valuation reserve	1,836	1,387
Transfers due from separate accounts, net	(515)	(488)
Payable for securities	843	376
Securities lending obligation	479	251
Other liabilities	922	712
Liabilities related to separate accounts	34,408	29,810
Total Liabilities	$ 92,156	$84,941
Surplus
Unassigned funds	$ 10,043	$ 9,088
Other surplus	22	42
Total Surplus	$ 10,065	$ 9,130
Total Liabilities and Surplus	$102,221	$94,071
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2019, 2018 and 2017
(in millions)
	2019	2018	2017
Revenues
Premiums	$4,967	$5,117	$5,151
Considerations for supplementary contracts with life contingencies	170	140	118
Net investment income	3,050	2,798	2,794
Separate account fees	706	705	672
Amortization of interest maintenance reserve	105	163	131
Other revenues	35	40	47
Total Revenues	$9,033	$8,963	$8,913
Benefits and Expenses
Death benefits	$1,123	$1,110	$1,035
Surrender benefits	3,263	2,841	2,466
Change in reserves	975	769	1,515
Other benefits	1,931	1,757	1,606
Total benefits	7,292	6,477	6,622
Commissions	264	273	272
General insurance expenses	764	741	690
Fraternal benefits and expenses	200	200	180
Transfers to separate accounts, net	(782)	(116)	375
Total expenses and net transfers	446	1,098	1,517
Total Benefits and Expenses	$7,738	$7,575	$8,139
Gain from Operations before Dividends and Capital Gains and Losses	$1,295	$1,388	$ 774
Dividends	329	324	319
Other	—	—	4
Gain from Operations before Capital Gains and Losses	$ 966	$1,064	$ 451
Realized capital gains (losses), net	24	146	75
Net Income	$ 990	$1,210	$ 526
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2019, 2018 and 2017
(in millions)
	2019	2018	2017
Surplus, Beginning of Year	$ 9,130	$8,269	$7,726
Net income	990	1,210	526
Change in unrealized investment gains and losses	423	(261)	85
Change in non-admitted assets	(20)	7	(9)
Change in asset valuation reserve	(449)	(150)	(119)
Change in surplus of separate account	33	(3)	(3)
Reserve adjustment	—	—	84
Corporate home office building sale	(19)	41	—
Pension liability adjustment	(19)	18	(11)
Other	(4)	—	(10)
Surplus, End of Year	$10,065	$9,130	$8,269
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2019, 2018 and 2017
(in millions)
	2019	2018	2017
Cash from Operations
Premiums	$ 5,133	$ 5,258	$ 5,270
Net investment income	2,526	2,450	2,401
Other revenues	741	745	718
	8,400	8,453	8,389
Benefit and loss-related payments	(6,149)	(5,600)	(4,941)
Transfers to/from separate account, net	756	213	(390)
Commissions and expenses	(1,172)	(1,215)	(1,127)
Dividends	(324)	(319)	(316)
Other	4	(5)	—
Net Cash from Operations	$ 1,515	$ 1,527	$ 1,615
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 10,721	$ 7,648	$ 8,226
Stocks	1,427	1,276	1,027
Mortgage loans	822	775	823
Other	1,543	820	834
	14,513	10,519	10,910
Cost of investments acquired or originated:
Bonds	(11,201)	(7,862)	(9,408)
Stocks	(1,323)	(1,648)	(1,189)
Mortgage loans	(1,329)	(1,575)	(1,253)
Other	(1,494)	(1,033)	(764)
	(15,347)	(12,118)	(12,614)
Transactions under mortgage dollar roll program, net	(468)	167	(204)
Change in net amounts due to/from broker	(25)	(224)	201
Change in collateral held for securities lending	228	(122)	(158)
Change in contract loans	8	3	4
Net Cash from Investments	$ (1,091)	$ (1,775)	$ (1,861)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 115	$ 23	$ 42
Other	44	78	(7)
Net Cash from Financing and Miscellaneous Sources	$ 159	$ 101	$ 35
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ 583	$ (147)	$ (211)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 1,471	$ 1,618	$ 1,829
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 2,054	$ 1,471	$ 1,618
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 114	$ 91	$ 145
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2019, 2018, and 2017
1. Nature of Operations and Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance, and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Statutory Merger
On July 1, 2019, the dissolution of Thrivent’s wholly-owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), was completed. All shares of Thrivent Life were cancelled on the date of dissolution. All of Thrivent Life’s assets and obligations were absorbed by Thrivent. This transaction was accounted for as a statutory merger and all prior periods have been restated to incorporate the assets, liabilities and operations of Thrivent Life into Thrivent. Thrivent Life’s assets, liabilities, revenue and net income are deemed immaterial to the combined financial results of Thrivent. Taxes related to the dissolution are disclosed in the Income Taxes section.
Pre-merger separate company assets, liabilities, surplus, revenue and net income for Thrivent and Thrivent Life are shown in the table below (in millions).
	December 31, 2018			December 31, 2017
	Thrivent	Thrivent Life	Restated	Thrivent	Thrivent Life	Restated
Assets*	$90,509	$3,721	$94,071	$90,969	$3,841	$94,654
Liabilities*	81,379	3,562	84,941	82,700	3,685	86,385
Surplus*	9,130	159	9,130	8,269	156	8,269
Revenue	8,712	251	8,963	8,668	245	8,913
Net Income	1,206	4	1,210	517	9	526
*	Thrivent’s reported assets, liabilities and surplus above previously reflected Thrivent Life’s assets, liabilities and surplus as admitted assets consistent with Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SCAs).
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds:  Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $721 million and $252 million in the mortgage dollar roll program as of December 31, 2019 and 2018, respectively.
Stocks:  Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans:  Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate:  Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments:  Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans:  Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Other Invested Assets:  Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending:  Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities:  Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses:  Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses:  Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include, the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security, and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Interest Maintenance Reserve:  Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent, bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on Contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guidelines 43 and VM-21, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
During 2017, Thrivent Financial recorded an adjustment to its reserves for life contracts totaling $84 million. The adjustment corrected an overstatement of the reserve connected with waivers on the Term Life products.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent’s fraternal branch system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Income tax expense (benefit) of less than $1 million, ($1) million, and $3 million are related to the operations of Thrivent Life prior to dissolution and are included in the Statement of Operations for the year ended December 31, 2019, 2018 and 2017, respectively. As part of the dissolution, Thrivent Life’s deferred tax asset and related non-admitted assets were released and reduced surplus by $4 million.
New Accounting Guidance
In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2. In 2018, Thrivent adopted changes to SSAP No. 103R, which clarified that wash sales were to be included for the period in which the securities were sold. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No.43R (Loan-Backed and Structured Securities) which removed disclosures on structured notes in Note 2.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2020, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2019
U.S. government and agency securities	$ 2,235	$ 114	$ 2	$ 2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133
Total bonds	$46,538	$3,573	$ 86	$50,025
December 31, 2018
U.S. government and agency securities	$ 1,704	$ 41	$ 14	$ 1,731
U.S. state and political subdivision securities	105	34	—	139
Securities issued by foreign governments	113	3	1	115
Corporate debt securities	33,543	1,004	967	33,580
Residential mortgage-backed securities	7,365	28	158	7,235
Commercial mortgage-backed securities	2,187	8	43	2,152
Collateralized debt obligations	3	11	—	14
Other debt obligations	486	2	9	479
Affiliated Bonds	24	—	—	24
Total bonds	$45,530	$1,131	$1,192	$45,469
The admitted value of corporate debt securities issued in foreign currencies was $584 million and
$546 million as of December 31, 2019 and 2018, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2019
Due in 1 year or less	$ 3,169	$ 3,383
Due after 1 year through 5 years	10,463	10,848
Due after 5 years through 10 years	14,528	15,401
Due after 10 years through 20 years	7,217	8,383
Due after 20 years	12,963	13,995
Total	$48,340	$52,010
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2019
U.S. government and agency securities	4	$ 223	$ 1	1	$ 9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	20	79	1	12	26	1
Total bonds	211	$ 2,663	$ 46	139	$1,338	$ 40
December 31, 2018
U.S. government and agency securities	23	$ 565	$ 7	16	$ 246	$ 7
Securities issued by foreign governments	4	6	—	2	24	1
Corporate debt securities	2,693	16,708	748	526	2,802	219
Residential mortgage-backed securities	140	3,223	66	125	2,267	92
Commercial mortgage-backed securities	100	989	18	65	553	26
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	75	253	6	34	125	2
Total bonds	3,035	$21,744	$845	770	$6,017	$347
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2019	2018
Unaffiliated Preferred Stocks:
Cost/statement value	$ 318	$ 207
Gross unrealized gains(1)	34	8
Gross unrealized losses(1)	(1)	(7)
Fair value(1)	$ 351	$ 208
Unaffiliated Common Stocks:
Cost	$1,389	$1,372
Gross unrealized gains	370	177
Gross unrealized losses	(22)	(105)
Fair value/statement value	$1,737	$1,444
Affiliated Common Stocks:
Cost	$ 90	$ 134
Gross unrealized gains	64	79
Gross unrealized losses	(3)	(33)
Fair value/statement value	$ 151	$ 180
Affiliated Mutual Funds:
Cost	$ 308	$ 426
Gross unrealized gains	21	3
Gross unrealized losses	—	(37)
Fair value/statement value	$ 329	$ 392
Total statement value	$2,535	$2,223
1.	2018 amounts have been corrected. Gross unrealized gains were reduced by $111 million and gross unrealized losses were increased by $2 million.
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2019 and 2018 was $10 billion and $9 billion, respectively. There was no allowance for credit losses as of December 31, 2019 or 2018.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2019	2018
In good standing	$9,486	$8,975
Restructured loans, in good standing	20	23
Delinquent	—	1
In process of foreclosure	—	—
Total mortgage loans	$9,506	$8,999

	2019	2018
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.8%	0.6%
Total principal	$ 36	$ 9
Number of loans	34	16

Interest Rates for Loans Issued During the Year:
Maximum	6.0%	5.9%
Minimum	2.9%	2.7%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	74%	80%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2019	2018
Current	$9,501	$8,995
30 – 59 days past due	5	2
60 – 89 days past due	—	1
90 – 179 days past due	—	—
180+ days past due	—	1
Total mortgage loans	$9,506	$8,999
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ 1
Interest accrued	—	—
90 -179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2019	2018
Geographic Region:
Pacific	29%	27%
South Atlantic	19	19
East North Central	8	9
West North Central	13	14
Mountain	10	11
Mid-Atlantic	8	8
West South Central	8	7
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2019	2018
Property Type:
Industrial	23%	25%
Retail	22	23
Office	17	17
Church	10	10
Apartments	20	17
Other	8	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded. At December 31, 2018, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $11 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million for all three years ended December 31, 2019, 2018 and 2017. The average recorded

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
investment in impaired mortgage loans was $4 million held on December 31, 2019 and 2018. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2019, 2018 and 2017.
In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2019 and 2018, Thrivent modified no loans under these circumstances.
As of both December 31, 2019 and 2018, Thrivent held 2 mortgage loans totaling $9 million, where loan modifications had occurred. During the years ended December 31, 2019 and 2018, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2019, no mortgage loan that was derecognized as a result of foreclosure. In 2018, there was one mortgage loan that was derecognized as a result of foreclosure in the amount of $2 million.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2019	2018
Home office properties	$226	$143
Held-for-sale	6	6
Total before accumulated depreciation	232	149
Accumulated depreciation	(89)	(84)
Total real estate	$143	$ 65
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property for a 30-month term lease. A $48 million gain on the sale of the property has been deferred and is reported in other surplus funds and will be recognized over the term of the lease.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2019
Assets:
Call spread options	$ 91	$ 733	$ 11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$120	$1,584	$ (70)
Liabilities:
Call spread options	$ (67)	$ 765	$ (7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2
Total liabilities	$ (77)	$ 967	$ (2)
As of and for the year ended December 31, 2018
Assets:
Call spread options	4	$ 545	$ 20
Futures	—	990	(9)
Foreign currency swaps	25	258	2
Interest rate swaps	—	—	—
Covered written call options	—	—	2
Total assets	$ 29	$1,793	$ 15
Liabilities:
Call spread options	$ (2)	$ 569	$ (16)
Foreign currency swaps	(17)	305	6
Covered written call options	—	—	—
Total liabilities	$ (19)	$ 874	$ (10)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2019, 2018 and 2017, $8 million, $3 million and $8 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2019	2018
Loaned Securities:
Carrying value	$467	$261
Fair value	470	245
Cash Collateral Reinvested:
Open	$209	$ 62
30 days or less	147	88
31 - 60 days	53	25
61 - 90 days	11	9
91 - 120 days	9	5
121 - 180 days	2	11
181 - 365 days	33	10
1 - 2 years	15	33
2 - 3 years	—	1
Greater than 3 years	5	7
Total	$484	$251

Cash collateral liabilities	$479	$251
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million. During 2018, Thrivent sold 223 non-investment grade securities with a book value totaling $115 million where the cost to repurchase within 30 days totaled $143 million. The net gain for securities sold and later repurchased totaled $31 million.
Reverse Repurchase Agreements
During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of less than $1 million. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The fair value of the securities for the repo transactions accounted for each reporting period of 2019 are presented below (in millions):
	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—
The fair value of the cash collateral under the repo borrowing transactions for each reporting period of 2019 by remaining contractual maturity are presented below (in millions):
	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $530 million and $320 million at December 31, 2019 and 2018, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million and $6 million for at December 31, 2019 and 2018, respectively.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2019	2018
Bonds:
Carrying value	$ 53	$ 47
Fair value	53	47
Short-term Investments:
Carrying value	$ 39	$ 62
Fair value	39	62
Cash Equivalents:
Carrying value	$392	$134
Fair value	392	134
Common Stocks:
Carrying value	$—	$ 8
Fair Value	—	8
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2019	2018	2017

Bonds	$1,818	$1,827	$1,825
Preferred stock	15	11	7
Unaffiliated common stocks	29	28	21
Affiliated common stocks	60	24	11
Mortgage loans	433	392	391
Real estate	14	23	24
Contract loans	86	85	81
Cash, cash equivalents and short-term investments	52	33	21
Limited partnerships	584	410	450
Other invested assets	17	22	16
	3,108	2,855	2,848
Investment expenses	(53)	(51)	(48)
Depreciation on real estate	(5)	(6)	(6)
Net investment income	$3,050	$2,798	$2,794
Net investment income includes bonds sold or redeemed with a callable feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million and during 2018, there were 84 securities with callable features sold or redeemed totaling $20 million included in net investment income.
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2019	2018	2017
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 209	$ 198	$ 228
Gross losses	(89)	(59)	(42)
Stocks:
Gross gains	174	201	143
Gross losses	(60)	(47)	(31)
Futures	(90)	(9)	(41)
Other	8	17	31
Net gains (losses) on sales	152	301	288

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	2019	2018	2017
Provisions for Losses:
Bonds	(15)	(18)	(10)
Stocks	—	—	—
Other	19	5	—
Total provisions for losses	4	(13)	(10)
Realized capital gains (losses)	156	288	278
Transfers to interest maintenance reserve	(132)	(142)	(205)
Realized capital gains (losses), net	$ 24	$ 146	$ 73
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $7 billion and $7 billion for the years ended December 31, 2019, 2018 and 2017, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2019 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
02660YAX0	$ 2	$—	$ 2	$ 2
16165TAE3	7	—	7	7
40431KAD2	4	—	4	4
45660LST7	3	—	3	3
Total	$16	$—	$16	$16

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$202	$ —	$ 202		1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984		4
At fair value	—	—	32,079	32,079		63
Total with market value adjustment or at fair value (total of 1 through 3)	1,984	32,079	34,265		68%
At book value without adjustment	14,888	—	—	14,888		29
Not subject to discretionary withdrawal	1,552	—	48	1,600		3
Total (gross)	18,424	202	32,127	50,753		100
Total (net)	$18,424	$202	$32,127	$50,753		100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 339	$—	$ —	$ —
December 31, 2018
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$248	$ —	$ 248		1%
At book value less a surrender charge of 5% or more	5,238	—	—	5,238		10
At fair value	—	—	27,768	27,768		56
At book value without adjustment	15,032	—	—	15,032		30
Not subject to discretionary withdrawal	1,553	—	68	1,621		3
Total	$21,823	$248	$27,836	$49,907		100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%
Total with market value adjustment or at fair value (total of 1 through 3)	3,517	—	—	3,517	89%
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2
Total (gross)	3,922	—	26	3,948	100
Total (net)	$3,922	$—	$ 26	$3,948	100%
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$ —	$ —	$ —
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance	—	6,710	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total	$11,490	$18,050	$25,303	$1,593	$1,507	$1,539
Reinsurance ceded	527	544	826	—	—	—
Total	$10,963	$17,506	$24,477	$1,593	$1,507	$1,539

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2019	2018

Aggregate reserves for life, annuity and health contracts	$18,425	$18,132
Deposit liabilities	3,922	3,691
Liabilities related to separate accounts	32,354	28,084
Total	$54,701	$49,907
Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $0 and $133 million as of December 31, 2019 and 2018, respectively. During 2018, Thrivent updated the claim incidence, claim termination, disabled life mortality, expense, and net earned rate assumptions used in the determination of the PDR. Additional updates to those same assumptions (plus claim utilization) were made in 2019 as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $133 million and $434 million decrease in PDR for the years ended December 31, 2019 and 2018, respectively.
Thrivent has insurance in force as of December 31, 2019 and 2018, totaling $18 billion and $17 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2019 and 2018, totaled $59 million and $64 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2019
Ordinary new business	$12	$ 7
Ordinary renewal	49	99
Total	$61	$106
December 31, 2018
Ordinary new business	$12	$ 8
Ordinary renewal	45	99
Total	$57	$107
4. Separate accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guarantee account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate accounts, continued
following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2019	2018	2017	2016	2015
Risk charge paid	$104	$108	$107	$99	$99
Payments for guaranteed benefits	5	4	4	6	5
The distribution of investments in the separate account assets as of December 31 were as follows:
	2019	2018
Equity funds	63%	61%
Bond funds	26	20
Balanced funds	9	17
Other	2	2
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non-Guaranteed	Total
December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$ —	$ 202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74
Total	$202	$33,692	$33,894
December 31, 2018
Reserves:
For accounts with assets at fair value	$248	$29,072	$29,320
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$248	$ —	$ 248
At fair value	—	29,004	29,004
Not subject to discretionary withdrawal	—	68	68
Total	$248	$29,072	$29,320

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate accounts, continued
	2019	2018	2017
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ —	$ 1	$ 1
Non-guaranteed	1,712	1,774	1,843
Total	$1,712	$1,775	$1,844

	2019	2018	2017
Transfers to separate accounts	$ 1,709	$ 1,773	$ 1,843
Transfers from separate accounts	(2,490)	(1,890)	(1,467)
Other items	(1)	1	(1)
Transfers to separate accounts, net	$ (782)	$ (116)	$ 375
5. Claims liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2019	2018

Net balance at January 1
Incurred Related to:	$1,114	$1.089
Current year	546	471
Prior years	(40)	(52)
Total incurred	506	419
Paid Related to:
Current year	122	104
Prior years	295	290
Total paid	417	394
Net balance at December 31	$1,203	$1,114
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2019	2018	2017

Direct premiums	$5,073	$5,098	$5,146
Reinsurance ceded	(106)	(117)	(125)
Net premiums	$4,967	$4,981	$5,021
Reinsurance claims recovered	$ 81	$ 60	$ 65
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2019	2018
Life insurance	$826	$801
Accident-and-health	—	—
Total	$826	$801
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 47% of the reinsurance recoverable as of December 31, 2019.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2019 and 2018.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2019	2018
Unrealized gains and (losses)	$ 557	$ 293
Non-admitted assets	(130)	(110)
Separate account business	75	42
Asset valuation reserve	(1,836)	(1,387)
Thrivent also holds special surplus funds which include the deferred gain on the sale of the corporate home office property and a special surplus balance related to the separate accounts.
8. Fair value of financial instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair value of financial instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair value of financial instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2019
Assets:
Bonds	$ 281	$ —	$—	$ 281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120
Total	$2,236	$34,511	$ 91	$36,938
Liabilities:
Other liabilities	$ 1	$ 10	$ 66	$ 77
December 31, 2018
Assets:
Bonds	$ 265	$ —	$—	$ 265
Unaffiliated common stocks (1)	1,444	—	—	1,444
Cash, cash equivalents and short-term investments	133	—	—	133
Assets held in Separate account assets	—	29,850	—	29,850
Other invested assets	8	25	4	37
Total	$1,850	$29,875	$ 4	$31,729
Liabilities:
Other liabilities	$ —	$ 17	$ 2	$ 19
1.	2018 amounts have been corrected resulting in a $54 million reclassification from Level 2 to Level 1.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair value of financial instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions). Certain amounts below have been revised to correct the December 31, 2018 disclosure.
	2019	2018
Assets:
Balance, January 1	$ 4	$ 38
Purchases	47	37
Sales	(60)	(20)
Realized gains and (losses) net income	11	(20)
Unrealized gains and (losses) surplus	89	(31)
Balance, December 31	$ 91	$ 4
Liabilities:
Balance, January 1	$ 2	$ 26
Purchases	29	24
Sales	(31)	(27)
Realized gains and (losses) net income	(7)	(16)
Unrealized gains and (losses) surplus	74	(5)
Balance, December 31	$ 67	$ 2
Transfers
During 2019, Thrivent had transfers of $67 million into Level 2 from Level 3 and transfers of $242 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2018, Thrivent had transfers of $30 million into Level 2 from Level 3 and transfers of $66 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair value of financial instruments
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$ —	$ —	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	66	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair value of financial instruments, continued
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2018
Financial Assets:
Bonds (1)	$45,530	$1,568	$34,718	$ 9,183	$45,469
Unaffiliated preferred stocks (1)	207	—	136	72	208
Unaffiliated common stocks (1)	1,444	1,444	—	—	1,444
Affiliated common stock	180	—	180	—	180
Affiliated mutual funds (1)	392	129	263	—	392
Mortgage loans	8,999	—	—	9,256	9,256
Contract loans	1,173	—	—	1,173	1,173
Cash, cash equivalents and short-term investments	1,471	133	1,338	—	1,471
Limited partnerships	3,844	—	—	3,844	3,844
Real estate – held-for-sale	6	—	—	9	9
Assets held in separate accounts	29,850	—	29,850	—	29,850
Other invested assets (1)	203	1	123	90	214
Financial Liabilities:
Deferred annuities	$15,664	$ —	$ —	$15,423	$15,423
Other deposit contracts	1,080	—	—	1,080	1,080
Other liabilities	19	—	17	2	19
Liabilities related to separate accounts	29,810	—	29,810	—	29,810
1.	2018 amounts have been corrected. Unaffiliated preferred stocks in Level 3 were reduced by $113 million. Bonds, unaffiliated common stocks, and other invested assets were reclassified by $10 million, $54 million, and $7 million, respectively from Level 2 to Level 1. $263 million in affiliated mutual funds were reclassified from Level 1 to Level 2.
9. Benefit plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2019	2018	2017	2019	2018	2017
Service cost	$ 23	$ 25	$ 23	$ 2	$ 2	$ 2
Interest cost	47	43	46	5	4	5
Expected return on plan assets	(71)	(77)	(69)	—	—	—
Other	19	19	18	(1)	4	6
Net periodic cost	$ 18	$ 10	$ 18	$ 6	$ 10	$ 13

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit plans, continued
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2019	2018		2019		2018
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,099	$1,187		$107		$120
Service cost	23	25		2		2
Interest cost	47	43		5		5
Actuarial gain (loss)	130	(105)		20		(11)
Transfers from defined contribution plan	2	—		—		—
Benefits paid	(55)	(51)		(10)		(9)
Benefit obligation, end of year	$1,246	$1,099		$124		$107
Change in Plan Assets:
Fair value of plan assets, beginning of year	$ 960	$1,035	$—		$—
Actual return on plan assets	183	(44)	—		—
Employer contribution	20	20	10		9
Transfers from defined contribution plan	2	—	—		—
Benefits paid	(55)	(51)	(10)		(9)
Fair value of plan assets, end of year	$1,110	$ 960	$—		$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2019	2018	2019	2018
Funded Status:
Accrued benefit costs	$ —	$ —	$(125)	$(130)
Liability for pension benefits	(136)	(139)	2	23
Total unfunded liabilities	$ (136)	$ (139)	$(123)	$(107)
Deferred Items:
Net (losses) gains	$ 301	$ 303	$ (2)	$ (23)
Net prior service cost	—	—	—	—
Accumulated amounts recognized in periodic pension expenses	$ 165	$ 164	$(125)	$(130)
Accumulated benefit obligation	$1,209	$1,055	$ 123	$ 107
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2019 and 2018, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2018	$—	$306	$306	$ 4	$ (11)	$ (7)
Net prior service cost recognized	—	—	—	(4)	—	(4)
Net gain (loss) arising during the period	—	16	16	—	(12)	(12)
Net gain (loss) recognized	—	(19)	(19)	—	—	—
Balance, December 31, 2018	$—	$303	$303	$—	$ (23)	$ (23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1
Balance, December 31, 2019	$—	$301	$301	$	$ (2)	$ (2)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2019	2018	2019	2018
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	19	—	(1)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.
	Retirement Plan		Other Plans
	2019	2018	2019	2018
Weighted Average Assumptions:
Discount rate	3.3%	4.4%	3.3%	4.4%
Expected return on plan assets	7.5	7.5	N/A	N/A
Rate of compensation increase	3.4	3.4	N/A	N/A
Interest crediting rate	1.8	2.4	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 6.7% and 6.6% in 2019 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2029. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2020 – $65 million; 2021 – $66 million; 2022 – $68 million; 2023 – $68 million; 2024 – $70 million; and 2025 to 2029 – $363 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2020 – $10 million; 2021 – $10 million; 2022 – $10 million; 2023 – $9 million; 2024 – $9 million; and 2025 to 2029 – $40 million.
The minimum pension contribution required for 2019 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2020.
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Financial Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit plans, continued
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2019	2018
Equity securities	60%	67%	64%
Fixed income and other securities	40	33	36
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106
Total	$557	$509	$106	$1,172
December 31, 2018
Fixed Maturity Securities:
U.S. government and agency securities	$ 71	$ 8	$—	$ 79
Corporate debt securities	—	183	1	184
Residential mortgage-backed securities	—	100	—	100
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	4	—	4
Common stocks	347	6	—	353
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	106	—	106
Short-term investments	—	143	—	143
Limited partnerships	—	—	82	82
Total	$418	$564	$ 83	$1,065

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $62 million and $105 million as of December 31, 2019 and 2018.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2019 or 2018. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2019, 2018 and 2017, Thrivent contributed $34 million, $37 million and $35 million, respectively, to these plans.
As of December 31, 2019 and 2018, $75 million and $81 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and contingent liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2019, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $211 million and $298 million as of December 31, 2019 and 2018, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $5.2 billion and $3.4 billion as of December 31, 2019 and 2018, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and contingent liabilities, continued
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $17 million, $21 million and $17 million for each of the years ended December 31, 2019, 2018 and 2017 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2019 were $67 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2020 – $13 million; 2021 – $9 million; 2022 – $7 million; 2023 – $6 million and thereafter – $32 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related party transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Financial Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2018 values was completed on August 2, 2019 and Thrivent received a response from the NAIC that did not disallow the valuation method.
As of December 31, 2019 and 2018, the gross and admitted values were $151 million and $180 million, related to Holdings, respectively.
Other Related Party Transactions
Thrivent has invested $329 million and $392 million in mutual funds that are part of the Thrivent mutual fund family as of December 31, 2019 and 2018, respectively.
Thrivent provides administrative services on behalf of their subsidiaries in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $87 million, $82 million and $79 million for the years ended December 31, 2019, 2018 and 2017, respectively. The net receivables due from affiliates for the years ended December 31, 2019 and 2018 were $11 million and $13 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$124 million, $119 million and $81 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $182 million, $180 million and $170 million for the years ended December 31, 2019, 2018 and 2017, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related party transactions, continued
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN, which is reported as a bond in the accompanying Statutory-Basis Statement of Assets, had an outstanding balance of $132 million and $25 million as December 31, 2019 and 2018, respectively.
12. Basis of presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of presentation, continued
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2019 and 2018 and for the three years ended December 31, 2019, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and
Contract Owners of Thrivent Variable Annuity Account B
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account B, as indicated in Note 1, as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Thrivent Variable Annuity Account B as of December 31, 2019, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Thrivent Variable Annuity Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Thrivent Variable Annuity Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 27, 2020
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account B since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2019
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Accumulation units outstanding	Unit value (accumulation)	Deathclaim units	Deathclaim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$ 98,018,513	$ —	$ 98,018,513	$14,629	$ 98,003,884	$ 97,906,355	$ 97,529	$ 98,003,884	3,697,665	$ 26.48	98	$25.18	$ 75,003,376	5,605,253
All Cap	$ 13,040,312	$ 11,205	$ 13,051,517	$ —	$ 13,051,517	$ 12,920,922	$ 130,595	$ 13,051,517	504,634	$ 25.52	1,531	$27.65	$ 8,769,475	792,681
Balanced Income Plus	$ 14,817,108	$ 30,496	$ 14,847,604	$ —	$ 14,847,604	$ 14,468,599	$ 379,005	$ 14,847,604	611,983	$ 23.61	1,062	$21.06	$ 14,366,152	980,687
Diversified Income Plus	$ 33,425,181	$ 25,711	$ 33,450,892	$ —	$ 33,450,892	$ 33,018,027	$ 432,865	$ 33,450,892	1,217,468	$ 27.07	2,697	$20.93	$ 29,981,802	4,022,381
Global Stock	$ 18,386,589	$ 25,932	$ 18,412,521	$ —	$ 18,412,521	$ 18,152,122	$ 260,399	$ 18,412,521	820,118	$ 22.00	5,134	$21.45	$ 13,778,574	1,315,574
Government Bond	$ 6,898,927	$ 24,326	$ 6,923,253	$ —	$ 6,923,253	$ 6,815,119	$ 108,134	$ 6,923,253	407,306	$ 16.64	2,509	$15.00	$ 6,732,254	622,198
High Yield	$ 94,600,988	$ 385,332	$ 94,986,320	$ —	$ 94,986,320	$ 92,590,839	$2,395,481	$ 94,986,320	1,504,522	$ 61.33	14,310	$22.62	$113,755,676	19,751,747
Income	$ 74,830,890	$ 346,757	$ 75,177,647	$ —	$ 75,177,647	$ 73,438,993	$1,738,654	$ 75,177,647	1,390,174	$ 52.58	18,985	$18.12	$ 70,113,341	7,060,117
International Allocation	$ 60,892,035	$ 99,978	$ 60,992,013	$ —	$ 60,992,013	$ 60,167,506	$ 824,507	$ 60,992,013	5,053,961	$ 11.89	7,231	$12.10	$ 49,232,434	5,932,873
Large Cap Growth	$396,142,175	$1,334,193	$397,476,368	$ —	$397,476,368	$389,726,971	$7,749,397	$397,476,368	2,367,704	$164.29	21,261	$33.77	$224,960,170	9,681,059
Large Cap Index	$ 37,482,296	$ 32,042	$ 37,514,338	$ —	$ 37,514,338	$ 37,153,094	$ 361,244	$ 37,514,338	1,103,878	$ 33.58	2,851	$30.32	$ 22,391,905	845,653
Large Cap Value	$ 39,700,381	$ 83,272	$ 39,783,653	$ —	$ 39,783,653	$ 39,242,940	$ 540,713	$ 39,783,653	1,426,187	$ 27.47	2,738	$25.38	$ 25,447,847	2,069,011
Limited Maturity Bond	$ 12,509,418	$ 40,435	$ 12,549,853	$ —	$ 12,549,853	$ 12,298,302	$ 251,551	$ 12,549,853	888,857	$ 13.81	1,885	$12.97	$ 12,420,700	1,260,788
Low Volatility Equity	$ 1,913,600	$ —	$ 1,913,600	$ —	$ 1,913,600	$ 1,913,600	$ —	$ 1,913,600	149,707	$ 12.78	—	$12.83	$ 1,741,822	149,003
Mid Cap Index	$ 18,891,962	$ 17,073	$ 18,909,035	$ —	$ 18,909,035	$ 18,714,918	$ 194,117	$ 18,909,035	489,784	$ 38.21	65	$30.50	$ 15,321,498	1,017,513
Mid Cap Stock	$210,722,015	$ 434,486	$211,156,501	$ —	$211,156,501	$207,607,394	$3,549,107	$211,156,501	4,941,877	$ 41.96	8,232	$32.22	$179,056,142	10,829,972
Moderate Allocation	$402,674,712	$ 429,698	$403,104,410	$ —	$403,104,410	$398,806,681	$4,297,729	$403,104,410	18,340,852	$ 21.72	17,090	$21.22	$326,906,549	26,484,091
Moderately Aggressive Allocation	$310,540,325	$ 74,842	$310,615,167	$ —	$310,615,167	$308,622,028	$1,993,139	$310,615,167	12,840,032	$ 24.03	2,879	$23.17	$242,641,412	18,878,175
Moderately Conservative Allocation	$138,642,253	$ 146,163	$138,788,416	$ —	$138,788,416	$137,677,289	$1,111,127	$138,788,416	7,300,196	$ 18.80	22,171	$18.58	$119,210,839	10,001,823
Money Market	$ 9,600,081	$ 68,727	$ 9,668,808	$ —	$ 9,668,808	$ 9,501,868	$ 166,940	$ 9,668,808	5,066,588	$ 1.86	45,555	$ 1.04	$ 9,600,081	9,600,081
Multidimensional Income	$ 803,240	$ —	$ 803,240	$ —	$ 803,240	$ 803,240	$ —	$ 803,240	73,386	$ 10.95	—	$10.99	$ 805,546	80,330
Opportunity Income Plus	$ 5,075,209	$ 7,159	$ 5,082,368	$ —	$ 5,082,368	$ 5,040,777	$ 41,591	$ 5,082,368	312,675	$ 16.10	367	$15.73	$ 5,060,436	502,427
Partner Emerging Markets Equity	$ 3,866,997	$ 1,667	$ 3,868,664	$ —	$ 3,868,664	$ 3,849,528	$ 19,136	$ 3,868,664	271,839	$ 14.13	610	$14.38	$ 3,225,691	267,274
Partner Growth Stock	$ 19,615,170	$ 2,087	$ 19,617,257	$ —	$ 19,617,257	$ 19,523,908	$ 93,349	$ 19,617,257	485,408	$ 40.09	1,690	$37.72	$ 11,355,489	697,232
Partner Healthcare	$ 11,528,944	$ 1,133	$ 11,530,077	$ —	$ 11,530,077	$ 11,511,292	$ 18,785	$ 11,530,077	392,590	$ 29.30	264	$29.82	$ 8,424,732	479,376
Real Estate Securities	$ 14,153,066	$ 25,288	$ 14,178,354	$ —	$ 14,178,354	$ 13,856,963	$ 321,391	$ 14,178,354	298,510	$ 46.35	834	$25.94	$ 9,133,952	504,914
Small Cap Growth	$ 641,078	$ 10	$ 641,088	$ —	$ 641,088	$ 640,023	$ 1,065	$ 641,088	55,715	$ 11.49	—	$11.52	$ 601,723	54,908
Small Cap Index	$ 17,994,913	$ 10,585	$ 18,005,498	$ —	$ 18,005,498	$ 17,826,026	$ 179,472	$ 18,005,498	459,623	$ 38.74	671	$30.35	$ 15,889,467	973,250
Small Cap Stock	$ 25,998,929	$ 19,539	$ 26,018,468	$ —	$ 26,018,468	$ 25,766,578	$ 251,890	$ 26,018,468	772,957	$ 33.30	1,152	$25.99	$ 21,931,245	1,333,497
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$1,221,242	$(1,025,745)	$ 195,497	$ 1,914,633	$ 6,350,138	$11,234,826	$ 19,499,597	$ 19,695,094
All Cap	$ 79,302	$ (139,034)	$ (59,732)	$ 487,238	$ 509,818	$ 2,181,602	$ 3,178,658	$ 3,118,926
Balanced Income Plus	$ 435,111	$ (161,906)	$ 273,205	$ 4,648	$ 804,987	$ 1,048,734	$ 1,858,369	$ 2,131,574
Diversified Income Plus	$1,124,096	$ (351,676)	$ 772,420	$ 339,898	$ 759,939	$ 1,833,038	$ 2,932,875	$ 3,705,295
Global Stock	$ 261,348	$ (199,003)	$ 62,345	$ 619,792	$ 1,065,358	$ 1,773,934	$ 3,459,084	$ 3,521,429
Government Bond	$ 152,942	$ (77,246)	$ 75,696	$ 18,580	$ —	$ 223,675	$ 242,255	$ 317,951
High Yield	$5,328,664	$(1,053,150)	$ 4,275,514	$ (2,547,608)	$ —	$ 9,989,433	$ 7,441,825	$ 11,717,339
Income	$2,509,112	$ (820,684)	$ 1,688,428	$ 300,006	$ —	$ 6,644,743	$ 6,944,749	$ 8,633,177
International Allocation	$1,368,247	$ (652,306)	$ 715,941	$ 988,332	$ 494,280	$ 8,156,208	$ 9,638,820	$ 10,354,761
Large Cap Growth	$ 46,602	$(4,133,730)	$(4,087,128)	$16,983,381	$42,994,554	$44,559,510	$104,537,445	$100,450,317
Large Cap Index	$ 523,159	$ (374,290)	$ 148,869	$ 1,311,801	$ 188,378	$ 7,079,706	$ 8,579,885	$ 8,728,754
Large Cap Value	$ 593,546	$ (420,655)	$ 172,891	$ 1,678,603	$ 1,742,966	$ 4,277,020	$ 7,698,589	$ 7,871,480
Limited Maturity Bond	$ 333,796	$ (140,682)	$ 193,114	$ 1,075	$ —	$ 261,417	$ 262,492	$ 455,606
Low Volatility Equity	$ 11,065	$ (12,020)	$ (955)	$ 22,036	$ 1,494	$ 179,066	$ 202,596	$ 201,641
Mid Cap Index	$ 212,721	$ (197,902)	$ 14,819	$ 315,911	$ 1,090,752	$ 2,413,735	$ 3,820,398	$ 3,835,217
Mid Cap Stock	$1,264,146	$(2,255,247)	$ (991,101)	$ 2,842,879	$18,833,773	$23,668,213	$ 45,344,865	$ 44,353,764
Moderate Allocation	$8,916,238	$(4,311,483)	$ 4,604,755	$ 5,669,357	$15,889,903	$35,989,687	$ 57,548,947	$ 62,153,702
Moderately Aggressive Allocation	$5,639,495	$(3,348,713)	$ 2,290,782	$ 6,232,361	$16,349,725	$31,564,717	$ 54,146,803	$ 56,437,585
Moderately Conservative Allocation	$3,400,151	$(1,480,166)	$ 1,919,985	$ 2,077,024	$ 2,833,309	$10,571,389	$ 15,481,722	$ 17,401,707
Money Market	$ 177,025	$ (107,274)	$ 69,751	$ —	$ —	$ —	$ —	$ 69,751
Multidimensional Income	$ 29,661	$ (7,543)	$ 22,118	$ (553)	$ —	$ 62,654	$ 62,101	$ 84,219
Opportunity Income Plus	$ 189,983	$ (51,965)	$ 138,018	$ (9,366)	$ —	$ 206,698	$ 197,332	$ 335,350
Partner Emerging Markets Equity	$ 28,709	$ (41,854)	$ (13,145)	$ 80,738	$ —	$ 579,624	$ 660,362	$ 647,217
Partner Growth Stock	$ 41,978	$ (209,269)	$ (167,291)	$ 1,154,731	$ 593,447	$ 3,287,127	$ 5,035,305	$ 4,868,014
Partner Healthcare	$ 45,231	$ (117,663)	$ (72,432)	$ 259,390	$ 101	$ 2,157,502	$ 2,416,993	$ 2,344,561
Real Estate Securities	$ 299,736	$ (152,851)	$ 146,885	$ 597,364	$ —	$ 2,390,062	$ 2,987,426	$ 3,134,311
Small Cap Growth	$ —	$ (5,418)	$ (5,418)	$ (6,691)	$ —	$ 102,206	$ 95,515	$ 90,097
Small Cap Index	$ 183,623	$ (190,746)	$ (7,123)	$ 159,951	$ 1,296,344	$ 1,801,377	$ 3,257,672	$ 3,250,549
Small Cap Stock	$ 98,437	$ (274,340)	$ (175,903)	$ 459,357	$ 2,896,649	$ 2,574,655	$ 5,930,661	$ 5,754,758
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$ 195,497	$ 8,264,771	$11,234,826	$ 19,695,094	$ 3,419,954	$ (6,348,919)	$ (4,256)	$ (13,473)	$ (3,131,000)	$ (6,077,694)	$13,617,400	$ 84,386,484	$ 98,003,884
All Cap	$ (59,732)	$ 997,056	$ 2,181,602	$ 3,118,926	$ 204,892	$ (977,062)	$ (598)	$ 2,802	$ (498,100)	$ (1,268,066)	$ 1,850,860	$ 11,200,657	$ 13,051,517
Balanced Income Plus	$ 273,205	$ 809,635	$ 1,048,734	$ 2,131,574	$ 422,135	$ (901,527)	$ (241)	$ 15,833	$ (705,428)	$ (1,169,228)	$ 962,346	$ 13,885,258	$ 14,847,604
Diversified Income Plus	$ 772,420	$ 1,099,837	$ 1,833,038	$ 3,705,295	$ 1,183,164	$ (2,608,567)	$ (440)	$ 19,112	$ 1,290,541	$ (116,190)	$ 3,589,105	$ 29,861,787	$ 33,450,892
Global Stock	$ 62,345	$ 1,685,150	$ 1,773,934	$ 3,521,429	$ 314,062	$ (1,384,898)	$ (484)	$ 12,670	$ (1,177,309)	$ (2,235,959)	$ 1,285,470	$ 17,127,051	$ 18,412,521
Government Bond	$ 75,696	$ 18,580	$ 223,675	$ 317,951	$ 128,631	$ (613,529)	$ (229)	$ 6,817	$ (17,272)	$ (495,582)	$ (177,631)	$ 7,100,884	$ 6,923,253
High Yield	$ 4,275,514	$ (2,547,608)	$ 9,989,433	$ 11,717,339	$ 1,975,460	$ (7,809,205)	$ (6,065)	$ 87,805	$ (3,753,342)	$ (9,505,347)	$ 2,211,992	$ 92,774,328	$ 94,986,320
Income	$ 1,688,428	$ 300,006	$ 6,644,743	$ 8,633,177	$ 2,036,723	$ (6,502,317)	$ (4,519)	$ 50,599	$ (1,506,637)	$ (5,926,151)	$ 2,707,026	$ 72,470,621	$ 75,177,647
International Allocation	$ 715,941	$ 1,482,612	$ 8,156,208	$ 10,354,761	$ 1,598,440	$ (4,084,283)	$ (3,863)	$ 35,598	$ (3,608,552)	$ (6,062,660)	$ 4,292,101	$ 56,699,912	$ 60,992,013
Large Cap Growth	$(4,087,128)	$59,977,935	$44,559,510	$100,450,317	$ 5,898,499	$(27,577,929)	$(26,309)	$435,601	$(13,380,593)	$(34,650,731)	$65,799,586	$331,676,782	$397,476,368
Large Cap Index	$ 148,869	$ 1,500,179	$ 7,079,706	$ 8,728,754	$ 1,081,223	$ (2,370,017)	$ (661)	$ 16,720	$ 126,897	$ (1,145,838)	$ 7,582,916	$ 29,931,422	$ 37,514,338
Large Cap Value	$ 172,891	$ 3,421,569	$ 4,277,020	$ 7,871,480	$ 754,161	$ (3,279,785)	$ (1,244)	$ 69,184	$ (1,325,582)	$ (3,783,266)	$ 4,088,214	$ 35,695,439	$ 39,783,653
Limited Maturity Bond	$ 193,114	$ 1,075	$ 261,417	$ 455,606	$ 425,286	$ (1,533,413)	$ (586)	$ 11,733	$ (168,340)	$ (1,265,320)	$ (809,714)	$ 13,359,567	$ 12,549,853
Low Volatility Equity	$ (955)	$ 23,530	$ 179,066	$ 201,641	$ 130,609	$ (33,857)	$ (15)	$ —	$ 881,981	$ 978,718	$ 1,180,359	$ 733,241	$ 1,913,600
Mid Cap Index	$ 14,819	$ 1,406,663	$ 2,413,735	$ 3,835,217	$ 456,583	$ (1,169,315)	$ (419)	$ 2,939	$ (110,579)	$ (820,791)	$ 3,014,426	$ 15,894,609	$ 18,909,035
Mid Cap Stock	$ (991,101)	$21,676,652	$23,668,213	$ 44,353,764	$ 4,011,091	$(13,179,096)	$(15,297)	$161,666	$ (8,844,654)	$(17,866,290)	$26,487,474	$184,669,027	$211,156,501
Moderate Allocation	$ 4,604,755	$21,559,260	$35,989,687	$ 62,153,702	$11,109,528	$(31,069,539)	$ (9,063)	$ 31,193	$ (2,695,244)	$(22,633,125)	$39,520,577	$363,583,833	$403,104,410
Moderately Aggressive Allocation	$ 2,290,782	$22,582,086	$31,564,717	$ 56,437,585	$ 7,712,674	$(22,096,806)	$(10,166)	$ 843	$(10,319,095)	$(24,712,550)	$31,725,035	$278,890,132	$310,615,167
Moderately Conservative Allocation	$ 1,919,985	$ 4,910,333	$10,571,389	$ 17,401,707	$ 2,014,740	$(11,463,763)	$ (3,869)	$ 41,609	$ 2,394,970	$ (7,016,313)	$10,385,394	$128,403,022	$138,788,416
Money Market	$ 69,751	$ —	$ —	$ 69,751	$ 3,245,985	$ (2,380,403)	$ (1,424)	$ 9,431	$ (1,081,327)	$ (207,738)	$ (137,987)	$ 9,806,795	$ 9,668,808
Multidimensional Income	$ 22,118	$ (553)	$ 62,654	$ 84,219	$ 11,409	$ (45,232)	$ (8)	$ —	$ 189,844	$ 156,013	$ 240,232	$ 563,008	$ 803,240
Opportunity Income Plus	$ 138,018	$ (9,366)	$ 206,698	$ 335,350	$ 152,127	$ (607,907)	$ (40)	$ 3,729	$ 436,457	$ (15,634)	$ 319,716	$ 4,762,652	$ 5,082,368
Partner Emerging Markets Equity	$ (13,145)	$ 80,738	$ 579,624	$ 647,217	$ 150,722	$ (340,999)	$ (57)	$ 540	$ (190,277)	$ (380,071)	$ 267,146	$ 3,601,518	$ 3,868,664
Partner Growth Stock	$ (167,291)	$ 1,748,178	$ 3,287,127	$ 4,868,014	$ 318,022	$ (1,398,496)	$ (614)	$ 1,497	$ (1,164,688)	$ (2,244,279)	$ 2,623,735	$ 16,993,522	$ 19,617,257
Partner Healthcare	$ (72,432)	$ 259,491	$ 2,157,502	$ 2,344,561	$ 309,332	$ (619,741)	$ (220)	$ 418	$ (495,855)	$ (806,066)	$ 1,538,495	$ 9,991,582	$ 11,530,077
Real Estate Securities	$ 146,885	$ 597,364	$ 2,390,062	$ 3,134,311	$ 201,658	$ (971,895)	$ (415)	$ 13,270	$ (325,150)	$ (1,082,532)	$ 2,051,779	$ 12,126,575	$ 14,178,354
Small Cap Growth	$ (5,418)	$ (6,691)	$ 102,206	$ 90,097	$ 22,477	$ (19,830)	$ (3)	$ 10	$ 203,194	$ 205,848	$ 295,945	$ 345,143	$ 641,088
Small Cap Index	$ (7,123)	$ 1,456,295	$ 1,801,377	$ 3,250,549	$ 511,360	$ (1,146,907)	$ (318)	$ 6,726	$ (309,591)	$ (938,730)	$ 2,311,819	$ 15,693,679	$ 18,005,498
Small Cap Stock	$ (175,903)	$ 3,356,006	$ 2,574,655	$ 5,754,758	$ 449,970	$ (1,703,080)	$ (810)	$ 9,585	$ (1,103,805)	$ (2,348,140)	$ 3,406,618	$ 22,611,850	$ 26,018,468
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2018
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$ (415,900)	$ 8,432,941	$(14,733,154)	$ (6,716,113)	$2,361,495	$ (6,476,591)	$ (4,585)	$ 2,118	$ 359,875	$ (3,757,688)	$(10,473,801)	$ 94,860,285	$ 84,386,484
All Cap	$ (78,729)	$ 1,165,703	$ (2,447,080)	$ (1,360,106)	$ 205,807	$ (1,013,500)	$ (603)	$ (1,293)	$ (534,833)	$ (1,344,422)	$ (2,704,528)	$ 13,905,185	$ 11,200,657
Balanced Income Plus	$ 194,926	$ 265,623	$ (1,336,520)	$ (875,971)	$ 819,409	$ (1,338,389)	$ (291)	$ 5,184	$ 525,271	$ 11,184	$ (864,787)	$ 14,750,045	$ 13,885,258
Diversified Income Plus	$ 624,709	$ 353,413	$ (2,138,746)	$ (1,160,624)	$1,136,503	$ (2,542,174)	$ (426)	$(14,933)	$ (141,615)	$ (1,562,645)	$ (2,723,269)	$ 32,585,056	$ 29,861,787
Global Stock	$ 25,263	$ 1,874,153	$ (3,628,260)	$ (1,728,844)	$ 440,469	$ (1,517,946)	$ (541)	$ 8,290	$ (726,111)	$ (1,795,839)	$ (3,524,683)	$ 20,651,734	$ 17,127,051
Government Bond	$ 97,072	$ (16,785)	$ (162,720)	$ (82,433)	$ 178,994	$ (546,596)	$ (259)	$ 1,455	$ (571,149)	$ (937,555)	$ (1,019,988)	$ 8,120,872	$ 7,100,884
High Yield	$ 4,764,859	$ (2,862,616)	$ (6,199,953)	$ (4,297,710)	$2,012,208	$ (7,813,482)	$ (6,616)	$(28,234)	$(4,569,786)	$(10,405,910)	$(14,703,620)	$107,477,948	$ 92,774,328
Income	$ 1,990,861	$ 520,223	$ (5,289,607)	$ (2,778,523)	$1,482,960	$ (6,382,386)	$ (4,993)	$(23,151)	$(3,617,895)	$ (8,545,465)	$(11,323,988)	$ 83,794,609	$ 72,470,621
International Allocation	$ 1,131,470	$ 3,082,565	$(15,519,712)	$(11,305,677)	$1,804,462	$ (4,359,544)	$ (4,470)	$(21,986)	$(1,575,589)	$ (4,157,127)	$(15,462,804)	$ 72,162,716	$ 56,699,912
Large Cap Growth	$(2,729,194)	$31,861,090	$(22,011,864)	$ 7,120,032	$6,506,178	$(26,627,392)	$(27,731)	$ 26,803	$(9,929,406)	$(30,051,548)	$(22,931,516)	$354,608,298	$331,676,782
Large Cap Index	$ 121,588	$ 1,688,945	$ (3,546,434)	$ (1,735,901)	$ 981,979	$ (3,145,425)	$ (736)	$ 4,885	$ 441,805	$ (1,717,492)	$ (3,453,393)	$ 33,384,815	$ 29,931,422
Large Cap Value	$ 93,347	$ 3,185,855	$ (7,067,016)	$ (3,787,814)	$ 451,195	$ (2,894,325)	$ (1,380)	$(38,547)	$ (801,232)	$ (3,284,289)	$ (7,072,103)	$ 42,767,542	$ 35,695,439
Limited Maturity Bond	$ 194,960	$ (16,969)	$ (191,619)	$ (13,628)	$ 544,605	$ (1,266,990)	$ (629)	$ (885)	$(1,100,176)	$ (1,824,075)	$ (1,837,703)	$ 15,197,270	$ 13,359,567
Low Volatility Equity	$ (7,402)	$ 7,488	$ (31,282)	$ (31,196)	$ 46,941	$ (36,179)	$ —	$ —	$ 230,525	$ 241,287	$ 210,091	$ 523,150	$ 733,241
Mid Cap Index	$ (14,898)	$ 1,389,120	$ (3,575,213)	$ (2,200,991)	$ 582,243	$ (1,406,667)	$ (457)	$ 1,745	$ 42,769	$ (780,367)	$ (2,981,358)	$ 18,875,967	$ 15,894,609
Mid Cap Stock	$(1,678,061)	$20,031,552	$(43,256,017)	$(24,902,526)	$4,493,748	$(13,864,298)	$(16,658)	$(32,083)	$(6,105,257)	$(15,524,548)	$(40,427,074)	$225,096,101	$184,669,027
Moderate Allocation	$ 2,473,059	$19,772,295	$(43,486,600)	$(21,241,246)	$9,812,446	$(29,964,620)	$ (9,747)	$ 29,840	$(2,861,212)	$(22,993,293)	$(44,234,539)	$407,818,372	$363,583,833
Moderately Aggressive Allocation	$ 518,057	$20,465,275	$(41,548,061)	$(20,564,729)	$6,981,597	$(18,792,615)	$(10,397)	$ 5,242	$(3,588,337)	$(15,404,510)	$(35,969,239)	$314,859,371	$278,890,132
Moderately Conservative Allocation	$ 1,350,088	$ 5,210,104	$(12,533,963)	$ (5,973,771)	$2,668,073	$(12,957,066)	$ (4,046)	$ 9,804	$(3,576,839)	$(13,860,074)	$(19,833,845)	$148,236,867	$128,403,022
Money Market	$ 37,011	$ —	$ —	$ 37,011	$1,332,037	$ (1,519,928)	$ (1,597)	$ 34,549	$ (788,979)	$ (943,918)	$ (906,907)	$ 10,713,702	$ 9,806,795
Multidimensional Income	$ 22,820	$ 120	$ (59,714)	$ (36,774)	$ 32,230	$ (8,418)	$ —	$ —	$ 51,654	$ 75,466	$ 38,692	$ 524,316	$ 563,008
Opportunity Income Plus	$ 137,736	$ (11,553)	$ (228,277)	$ (102,094)	$ 219,858	$ (437,120)	$ (46)	$ 733	$ 284,522	$ 67,947	$ (34,147)	$ 4,796,799	$ 4,762,652
Partner Emerging Markets Equity	$ 6,119	$ 64,581	$ (796,975)	$ (726,275)	$ 127,167	$ (240,289)	$ (72)	$ 1,027	$ 34,905	$ (77,262)	$ (803,537)	$ 4,405,055	$ 3,601,518
Partner Growth Stock	$ (185,342)	$ 1,823,494	$ (2,034,128)	$ (395,976)	$ 652,520	$ (1,083,141)	$ (645)	$(12,340)	$ 496,195	$ 52,589	$ (343,387)	$ 17,336,909	$ 16,993,522
Partner Healthcare	$ (19,510)	$ 123,778	$ 609,687	$ 713,955	$ 131,075	$ (539,362)	$ (180)	$ 109	$ (226,287)	$ (634,645)	$ 79,310	$ 9,912,272	$ 9,991,582
Real Estate Securities	$ 120,876	$ 564,590	$ (1,554,646)	$ (869,180)	$ 187,770	$ (985,120)	$ (401)	$ 2,646	$ (757,788)	$ (1,552,893)	$ (2,422,073)	$ 14,548,648	$ 12,126,575
Small Cap Growth*	$ (1,510)	$ 172	$ (62,851)	$ (64,189)	$ 28,740	$ (11,033)	$ —	$ —	$ 391,625	$ 409,332	$ 345,143	$ —	$ 345,143
Small Cap Index	$ (27,743)	$ 1,267,938	$ (2,907,733)	$ (1,667,538)	$ 490,649	$ (1,275,957)	$ (375)	$ (4,017)	$ 767,010	$ (22,690)	$ (1,690,228)	$ 17,383,907	$ 15,693,679
Small Cap Stock	$ (185,972)	$ 2,721,629	$ (5,341,382)	$ (2,805,725)	$ 468,550	$ (1,631,450)	$ (808)	$ 2,572	$ (484,172)	$ (1,645,308)	$ (4,451,033)	$ 27,062,883	$ 22,611,850
*For the period April 27, 2018 (commencement of operations) to December 31, 2018.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2019
(1) ORGANIZATION
The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 29 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2019, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap (a)	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Global Stock (b, k)	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond (f)	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation (c)	Thrivent Series Fund, Inc. — International Allocation Portfolio
Large Cap Growth (l)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock (i, j)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth (e)	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock (g,h)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

(a)	Formerly known as Partner All Cap, name change effective April 30, 2019.
(b)	Formerly known as Large Cap Stock, name change effective April 30, 2019.
(c)	Formerly known as Partner Worldwide Allocation, name change effective April 30, 2019.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(d)	Growth and Income Plus merged into the Moderately Aggressive Allocation Portfolio as of June 28, 2018.
(e)	Statement of operations and of changes in net assets for the period April 27, 2018 (commencement of operations) to December 31, 2018.
(f)	Formerly known as Bond Index, name change effective August 28, 2017.
(g)	Partner Small Cap Growth merged into the Small Cap Stock Portfolio as of August 21, 2015.
(h)	Partner Small Cap Value merged into the Small Cap Stock Portfolio as of August 21, 2015.
(i)	Mid Cap Growth merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(j)	Partner Mid Cap Value merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(k)	Natural Resources merged into the Large Cap Stock Portfolio as of August 21, 2015.
(l)	Partner Technology merged into the Large Cap Growth Portfolio as of August 21, 2015.
The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table, the 2000 IAM mortality table and the 2012 IAR mortality table. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.
Estimates
The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. The COVID-19 global pandemic has caused and may continue to cause substantial market volatility which impacts the net assets of the Variable Account. There were no other events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES
Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.10% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.
Additionally, during the year ended December 31, 2019, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges paid by the Funds can be found in the Fund's annual report.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2018	Units Issued		Units Redeemed	Units Outstanding at December 31, 2018	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019
Aggressive Allocation	4,101,194	276,909	(433,555)	3,944,548	247,091	(493,876)	3,697,763
All Cap	617,481	18,785	(77,334)	558,932	22,137	(74,904)	506,165
Balanced Income Plus	664,438	97,700	(95,577)	666,561	48,089	(101,605)	613,045
Diversified Income Plus	1,281,110	116,712	(175,410)	1,222,412	179,470	(181,717)	1,220,165
Global Stock	1,020,584	61,514	(148,552)	933,546	44,533	(152,827)	825,252
Government Bond	497,825	37,902	(96,160)	439,567	62,391	(92,143)	409,815
High Yield	1,850,880	121,065	(303,692)	1,668,253	132,327	(281,748)	1,518,832
Income	1,704,201	136,089	(320,898)	1,519,392	168,979	(279,212)	1,409,159
International Allocation	5,964,325	325,595	(686,101)	5,603,819	249,473	(792,100)	5,061,192
Large Cap Growth	2,836,285	218,270	(442,639)	2,611,916	221,132	(444,083)	2,388,965
Large Cap Index	1,203,156	133,115	(192,121)	1,144,150	117,309	(154,730)	1,106,729
Large Cap Value	1,701,257	71,938	(197,227)	1,575,968	87,562	(234,605)	1,428,925
Limited Maturity Bond	1,112,666	92,847	(225,716)	979,797	100,722	(189,777)	890,742
Low Volatility Equity	47,864	39,986	(17,992)	69,858	106,514	(26,665)	149,707
Mid Cap Index	532,934	54,787	(75,790)	511,931	43,040	(65,122)	489,849
Mid Cap Stock	5,789,142	233,643	(625,387)	5,397,398	198,860	(646,149)	4,950,109
Moderate Allocation	20,590,487	1,353,767	(2,512,175)	19,432,079	1,343,503	(2,417,640)	18,357,942

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2018	Units Issued		Units Redeemed	Units Outstanding at December 31, 2018	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019
Moderately Aggressive Allocation	14,620,152	596,346	241,652	(1,535,930)	13,922,220	711,115	(1,790,424)	12,842,911
Moderately Conservative Allocation	8,510,295	586,482	(1,384,896)	7,711,881	806,478	(1,195,992)	7,322,367
Money Market	5,731,464	2,657,817	(3,177,410)	5,211,871	4,121,042	(4,220,770)	5,112,143
Multidimensional Income	51,034	12,143	(4,624)	58,553	22,055	(7,222)	73,386
Opportunity Income Plus	309,613	69,092	(64,275)	314,430	83,628	(85,016)	313,042
Partner Emerging Markets Equity	310,482	55,045	(64,287)	301,240	33,181	(61,972)	272,449
Partner Growth Stock	544,930	71,905	(68,658)	548,177	28,067	(89,146)	487,098
Partner Healthcare	450,391	29,409	(55,968)	423,832	35,727	(66,705)	392,854
Real Estate Securities	363,154	27,929	(67,264)	323,819	23,925	(48,400)	299,344
Small Cap Growth	—	39,447	(1,287)	38,160	39,152	(21,597)	55,715
Small Cap Index	485,146	62,119	(61,671)	485,594	44,952	(70,252)	460,294
Small Cap Stock	902,159	50,910	(103,821)	849,248	40,709	(115,848)	774,109
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2019 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$ 9,955,433	$ 9,474,020
All Cap	897,387	1,718,168
Balanced Income Plus	2,062,879	2,169,748
Diversified Income Plus	5,343,271	3,946,216
Global Stock	1,736,446	2,857,373
Government Bond	897,501	1,324,203
High Yield	6,620,005	11,937,643
Income	4,744,635	9,032,957
International Allocation	2,551,802	7,439,840
Large Cap Growth	46,023,735	42,202,642
Large Cap Index	2,969,359	3,794,670
Large Cap Value	3,398,781	5,335,375
Limited Maturity Bond	1,218,025	2,301,962
Low Volatility Equity	1,287,621	308,365
Mid Cap Index	2,297,222	2,015,381
Mid Cap Stock	22,372,954	22,558,238
Moderate Allocation	34,671,005	36,840,663
Moderately Aggressive Allocation	27,102,974	33,175,860
Moderately Conservative Allocation	16,381,889	18,686,516
Money Market	6,613,043	6,760,461
Multidimensional Income	259,949	81,817
Opportunity Income Plus	1,306,129	1,187,472
Partner Emerging Markets Equity	372,859	766,615
Partner Growth Stock	1,262,966	3,082,586

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Partner Healthcare	717,359	1,596,173
Real Estate Securities	940,697	1,889,613
Small Cap Growth	428,439	228,019
Small Cap Index	2,511,163	2,167,398
Small Cap Stock	3,622,306	3,259,287
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2019, except as indicated in Note 1, follows:
Subaccount	2019	2018	2017	2016	2015
Aggressive Allocation
Units (a)	3,701,995	3,951,276	4,109,292	4,349,412	4,689,039
Unit value	$ 26.48	$ 21.36	$ 23.09	$ 19.21	$ 17.64
Deathclaim units	98	66	11	328	606
Deathclaim unit value	$ 25.18	$ 20.28	$ 21.89	$ 18.19	$ 16.67
Net assets	$98,003,884	$84,386,484	$94,860,285	$83,543,370	$82,703,017
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.31%	0.67%	0.73%	0.98%	1.04%
Total return (d)	23.97 - 24.16%	(7.49) - (7.35)%	20.19 - 20.37%	8.91 - 9.07%	(1.54) - (1.39)%
All Cap
Units (a)	508,184	562,257	622,155	675,540	724,018
Unit value	$ 25.52	$ 19.81	$ 22.23	$ 18.69	$ 17.86
Deathclaim units	1,531	1,289	1,241	415	69
Deathclaim unit value	$ 27.65	$ 21.43	$ 24.01	$ 20.16	$ 19.24
Net assets	$13,051,517	$11,200,657	$13,905,185	$12,682,704	$12,984,495
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.63%	0.51%	0.49%	0.27%	0.34%
Total return (d)	28.84 - 29.04%	(10.88) - (10.75)%	18.93 - 19.11%	4.62 - 4.78%	1.14 - 1.29%
Balanced Income Plus
Units (a)	626,264	679,416	679,257	678,003	673,559
Unit value	$ 23.61	$ 20.38	$ 21.66	$ 19.61	$ 18.52
Deathclaim units	1,062	918	918	—	509
Deathclaim unit value	$ 21.06	$ 18.15	$ 19.27	$ 17.42	$ 16.42
Net assets	$14,847,604	$13,885,258	$14,750,045	$13,310,854	$12,495,836
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.96%	2.44%	2.31%	2.46%	2.15%
Total return (d)	15.83 - 16.01%	(5.92) - (5.77)%	10.45 - 10.62%	5.89 - 6.05%	(1.24) - (1.09)%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2019	2018	2017	2016	2015
Diversified Income Plus
Units (a)	1,232,137	1,236,738	1,297,556	1,290,944	1,372,167
Unit value	$ 27.07	$ 24.07	$ 25.01	$ 23.12	$ 21.83
Deathclaim units	2,697	4,251	5,234	10,606	964
Deathclaim unit value	$ 20.93	$ 18.57	$ 19.27	$ 17.79	$ 16.77
Net assets	$33,450,892	$29,861,787	$ 32,585,056	$ 30,066,675	$ 29,992,248
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	3.52%	3.07%	3.01%	3.41%	3.28%
Total return (d)	12.49 - 12.66%	(3.76) - (3.62)%	8.15 - 8.31%	5.91 - 6.07%	(1.02) - (0.87)%
Global Stock
Units (a)	829,927	945,015	1,031,617	1,108,952	1,253,330
Unit value	$ 22.00	$ 18.09	$ 19.95	$ 16.65	$ 15.97
Deathclaim units	5,134	45	2,242	1,026	2,085
Deathclaim unit value	$ 21.45	$ 17.61	$ 19.39	$ 16.16	$ 15.47
Net assets	$18,412,521	$17,127,051	$ 20,651,734	$ 18,521,962	$ 20,088,462
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.44%	1.23%	1.27%	1.27%	1.12%
Total return (d)	21.61 - 21.79%	(9.34) - (9.20)%	19.83 - 20.01%	4.27 - 4.43%	1.99 - 2.14%
Government Bond
Units (a)	412,640	445,053	505,176	557,059	563,952
Unit value	$ 16.64	$ 15.89	$ 16.04	$ 15.75	$ 15.69
Deathclaim units	2,509	1,107	632	127	474
Deathclaim unit value	$ 15.00	$ 14.30	$ 14.41	$ 14.13	$ 14.06
Net assets	$ 6,923,253	$ 7,100,884	$ 8,120,872	$ 8,779,944	$ 8,856,071
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.18%	2.42%	2.01%	1.68%	1.78%
Total return (d)	4.70 - 4.85%	(0.91) - (0.76)%	1.84 - 1.99%	0.38 - 0.53%	(0.31) - (0.16)%
High Yield
Units (a)	1,550,850	1,719,414	1,902,409	2,077,788	2,313,337
Unit value	$ 61.33	$ 54.23	$ 56.71	$ 53.35	$ 47.83
Deathclaim units	14,310	5,028	15,697	13,614	11,271
Deathclaim unit value	$ 22.62	$ 19.98	$ 20.86	$ 19.59	$ 17.54
Net assets	$94,986,320	$92,774,328	$107,477,948	$110,225,336	$109,854,889
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	5.57%	5.81%	5.46%	5.69%	5.74%
Total return (d)	13.09 - 13.25%	(4.37) - (4.22)%	6.30 - 6.45%	11.53 - 11.70%	(3.76) - (3.61)%
Income
Units (a)	1,429,383	1,552,265	1,730,955	1,903,523	2,147,085
Unit value	$ 52.58	$ 46.80	$ 48.44	$ 46.08	$ 43.92
Deathclaim units	18,985	14,863	33,306	9,577	7,817
Deathclaim unit value	$ 18.12	$ 16.11	$ 16.65	$ 15.81	$ 15.05
Net assets	$75,177,647	$72,470,621	$ 83,794,609	$ 87,019,656	$ 93,441,260
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	3.36%	3.67%	3.33%	3.44%	3.67%
Total return (d)	12.35 - 12.52%	(3.39) - (3.25)%	5.13 - 5.28%	4.92 - 5.08%	(1.76) - (1.62)%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2019	2018	2017	2016	2015
International Allocation
Units (a)	5,115,255	5,674,138	6,039,701	6,322,046	6,952,748
Unit value	$ 11.89	$ 9.98	$ 11.92	$ 9.73	$ 9.52
Deathclaim units	7,231	3,284	5,910	1,729	8,451
Deathclaim unit value	$ 12.10	$ 10.14	$ 12.10	$ 9.86	$ 9.63
Net assets	$ 60,992,013	$ 56,699,912	$ 72,162,716	$ 61,610,107	$ 66,322,821
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.31%	2.79%	2.10%	2.23%	2.50%
Total return (d)	19.16 - 19.34%	(16.33) - (16.20)%	22.50 - 22.68%	2.22 - 2.37%	(1.87) - (1.72)%
Large Cap Growth
Units (a)	2,443,061	2,685,353	2,911,687	3,206,617	3,563,697
Unit value	$ 164.29	$ 124.98	$ 123.29	$ 96.67	$ 99.21
Deathclaim units	21,261	15,064	29,187	20,314	29,846
Deathclaim unit value	$ 33.77	$ 25.65	$ 25.26	$ 19.78	$ 20.27
Net assets	$397,476,368	$331,676,782	$354,608,298	$305,643,494	$348,293,442
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.01%	0.38%	0.37%	0.53%	0.41%
Total return (d)	31.45 - 31.65%	1.38 - 1.53%	27.53 - 27.72%	(2.56) - (2.41)%	9.27 - 9.43%
Large Cap Index
Units (a)	1,112,397	1,153,391	1,212,586	1,193,754	1,049,749
Unit value	$ 33.58	$ 25.89	$ 27.44	$ 22.84	$ 20.68
Deathclaim units	2,851	869	2,235	81	888
Deathclaim unit value	$ 30.32	$ 23.34	$ 24.70	$ 20.53	$ 18.56
Net assets	$ 37,514,338	$ 29,931,422	$ 33,384,815	$ 27,316,123	$ 21,770,036
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.54%	1.47%	1.34%	1.85%	1.35%
Total return (d)	29.72 - 29.91%	(5.66) - (5.52)%	20.14 - 20.32%	10.46 - 10.63%	0.01 - 0.16%
Large Cap Value
Units (a)	1,441,886	1,594,022	1,723,195	1,868,876	1,999,647
Unit value	$ 27.47	$ 22.33	$ 24.73	$ 21.25	$ 18.30
Deathclaim units	2,738	3,193	3,264	756	3,978
Deathclaim unit value	$ 25.38	$ 20.60	$ 22.77	$ 19.54	$ 16.80
Net assets	$ 39,783,653	$ 35,695,439	$ 42,767,542	$ 39,803,260	$ 36,699,260
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.55%	1.33%	1.38%	1.38%	1.29%
Total return (d)	23.02 - 23.21%	(9.70) - (9.57)%	16.36 - 16.54%	16.16 - 16.33%	(4.59) - (4.44)%
Limited Maturity Bond
Units (a)	904,422	999,772	1,136,853	1,337,798	1,392,405
Unit value	$ 13.81	$ 13.33	$ 13.34	$ 13.14	$ 12.92
Deathclaim units	1,885	806	625	63	1,411
Deathclaim unit value	$ 12.97	$ 12.50	$ 12.49	$ 12.29	$ 12.06
Net assets	$ 12,549,853	$ 13,359,567	$ 15,197,270	$ 17,607,596	$ 18,021,321
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.61%	2.49%	1.97%	1.94%	1.67%
Total return (d)	3.60 - 3.76%	(0.08) - 0.07%	1.49 - 1.65%	1.71 - 1.86%	(0.37) - (0.22)%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2019	2018	2017	2016	2015
Low Volatility Equity
Units (a)	149,707	69,858	47,864	—	—
Unit value	$ 12.78	$ 10.50	$ 10.93	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 12.83	$ 10.52	$ 10.94	—	—
Net assets	$ 1,913,600	$ 733,241	$ 523,150	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	— %	— %
Investment income ratio (c)	1.01%	0.02%	1.21%	— %	— %
Total return (d)	21.78 - 21.96%	(3.97) - (3.82)%	9.30 - 9.41%	— %	— %
Mid Cap Index
Units (a)	493,698	515,868	537,636	508,988	468,637
Unit value	$ 38.21	$ 30.69	$ 34.98	$ 30.49	$ 25.60
Deathclaim units	65	860	803	111	—
Deathclaim unit value	$ 30.50	$ 24.46	$ 27.84	$ 24.23	$ 20.31
Net assets	$ 18,909,035	$ 15,894,609	$ 18,875,967	$ 15,565,455	$ 12,032,443
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.18%	1.03%	0.89%	0.88%	0.71%
Total return (d)	24.49 - 24.67%	(12.26) - (12.13)%	14.71 - 14.89%	19.12 - 19.29%	(3.59) - (3.44)%
Mid Cap Stock
Units (a)	5,009,978	5,473,306	5,868,483	6,318,823	6,917,299
Unit value	$ 41.96	$ 33.62	$ 38.19	$ 32.44	$ 25.48
Deathclaim units	8,232	4,493	13,979	8,050	13,933
Deathclaim unit value	$ 32.22	$ 25.78	$ 29.23	$ 24.80	$ 19.45
Net assets	$211,156,501	$184,669,027	$225,096,101	$205,699,966	$176,908,856
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.62%	0.34%	0.35%	0.38%	0.10%
Total return (d)	24.78 - 24.96%	(11.94) - (11.81)%	17.70 - 17.87%	27.31 - 27.50%	(1.01) - (0.86)%
Moderate Allocation
Units (a)	18,521,705	19,603,686	20,802,770	21,913,163	23,866,225
Unit value	$ 21.72	$ 18.50	$ 19.57	$ 17.52	$ 16.27
Deathclaim units	17,090	34,996	20,080	34,830	29,068
Deathclaim unit value	$ 21.22	$ 18.04	$ 19.06	$ 17.04	$ 15.79
Net assets	$403,104,410	$363,583,833	$407,818,372	$384,706,165	$388,845,212
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.28%	1.73%	1.62%	1.70%	1.49%
Total return (d)	17.45 - 17.62%	(5.49) - (5.34)%	11.72 - 11.89%	7.70 - 7.86%	(1.65) - (1.50)%
Moderately Aggressive Allocation
Units (a)	12,921,565	14,012,788	14,695,365	15,618,206	16,832,814
Unit value	$ 24.03	$ 19.90	$ 21.38	$ 18.51	$ 16.97
Deathclaim units	2,879	2,241	31,767	2,162	4,423
Deathclaim unit value	$ 23.17	$ 19.15	$ 20.55	$ 17.76	$ 16.27
Net assets	$310,615,167	$278,890,132	$314,859,371	$289,104,951	$285,804,142
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.85%	1.27%	1.21%	1.44%	1.29%
Total return (d)	20.78 - 20.96%	(6.93) - (6.79)%	15.52 - 15.69%	9.03 - 9.19%	(1.83) - (1.69)%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2019	2018	2017	2016	2015
Moderately Conservative Allocation
Units (a)	7,352,558	7,744,318	8,557,192	9,164,554	9,895,998
Unit value	$ 18.80	$ 16.51	$ 17.26	$ 15.93	$ 15.02
Deathclaim units	22,171	30,159	28,281	20,447	15,428
Deathclaim unit value	$ 18.58	$ 16.28	$ 17.00	$ 15.67	$ 14.75
Net assets	$138,788,416	$128,403,022	$148,236,867	$146,377,947	$148,901,468
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.53%	2.07%	1.80%	1.70%	1.75%
Total return (d)	13.92 - 14.09%	(4.36) - (4.22)%	8.32 - 8.48%	6.06 - 6.22%	(1.55) - (1.40)%
Money Market
Units (a)	5,109,794	5,224,556	5,751,485	6,840,984	7,233,008
Unit value	$ 1.86	$ 1.85	$ 1.84	$ 1.86	$ 1.88
Deathclaim units	45,555	44,999	44,585	3,819	10,319
Deathclaim unit value	$ 1.04	$ 1.03	$ 1.03	$ 1.03	$ 1.04
Net assets	$ 9,668,808	$ 9,806,795	$ 10,713,702	$ 12,764,612	$ 13,653,321
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.81%	1.46%	0.49%	0.00%	0.00%
Total return (d)	0.71 - 0.87%	0.36 - 0.51%	(0.59) - (0.45)%	(1.09) - (0.95)%	(1.10) - (0.94)%
Multidimensional Income
Units (a)	73,386	58,553	51,034	—	—
Unit value	$ 10.95	$ 9.62	$ 10.27	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 10.99	$ 9.64	$ 10.28	—	—
Net assets	$ 803,240	$ 563,008	$ 524,316	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	— %	— %
Investment income ratio (c)	4.32%	5.33%	5.11%	— %	— %
Total return (d)	13.83 - 14.00%	(6.41) - (6.27)%	2.74 - 2.84%	— %	— %
Opportunity Income Plus
Units (a)	314,847	317,026	305,330	282,780	233,165
Unit value	$ 16.10	$ 15.00	$ 15.32	$ 14.81	$ 14.08
Deathclaim units	367	265	7,765	—	51
Deathclaim unit value	$ 15.73	$ 14.64	$ 14.93	$ 14.40	$ 13.67
Net assets	$ 5,082,368	$ 4,762,652	$ 4,796,799	$ 4,188,730	$ 3,282,958
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	4.02%	4.12%	3.39%	3.38%	3.40%
Total return (d)	7.34 - 7.50%	(2.10) - (1.95)%	3.48 - 3.64%	5.21 - 5.37%	(1.13) - (0.98)%
Partner Emerging Markets Equity
Units (a)	273,089	302,747	311,901	276,948	285,410
Unit value	$ 14.13	$ 11.89	$ 14.12	$ 11.19	$ 10.14
Deathclaim units	610	95	—	1,491	—
Deathclaim unit value	$ 14.38	$ 12.08	$ 14.33	$ 11.33	$ 10.25
Net assets	$ 3,868,664	$ 3,601,518	$ 4,405,055	$ 3,114,783	$ 2,892,664
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.75%	1.25%	0.67%	1.00%	1.20%
Total return (d)	18.84 - 19.01%	(15.82) - (15.69)%	26.25 - 26.44%	10.37 - 10.53%	(14.54) - (14.41)%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2019	2018	2017	2016	2015
Partner Growth Stock
Units (a)	487,401	549,027	546,173	533,755	578,677
Unit value	$ 40.09	$ 30.85	$ 31.59	$ 23.91	$ 23.85
Deathclaim units	1,690	1,503	1,865	996	219
Deathclaim unit value	$ 37.72	$ 28.98	$ 29.63	$ 22.39	$ 22.30
Net assets	$19,617,257	$16,993,522	$17,336,909	$12,808,696	$13,831,108
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.22%	0.13%	0.09%	0.00%	0.00%
Total return (d)	29.94 - 30.14%	(2.34) - (2.20)%	32.16 - 32.35%	0.24 - 0.39%	9.44 - 9.61%
Partner Healthcare
Units (a)	393,200	424,315	450,980	479,255	522,664
Unit value	$ 29.30	$ 23.54	$ 21.97	$ 18.60	$ 22.40
Deathclaim units	264	119	83	542	—
Deathclaim unit value	$ 29.82	$ 23.92	$ 22.30	$ 18.85	$ 22.65
Net assets	$11,530,077	$ 9,991,582	$ 9,912,272	$ 8,927,739	$11,706,362
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.42%	0.92%	0.26%	4.27%	0.01%
Total return (d)	24.48 - 24.66%	7.12 - 7.28%	18.12 - 18.29%	(16.93) - (16.80)%	3.46 - 3.62%
Real Estate Securities
Units (a)	304,976	330,129	371,582	400,409	420,962
Unit value	$ 46.35	$ 36.63	$ 39.11	$ 37.32	$ 35.10
Deathclaim units	834	1,264	486	967	220
Deathclaim unit value	$ 25.94	$ 20.47	$ 21.82	$ 20.79	$ 19.53
Net assets	$14,178,354	$12,126,575	$14,548,648	$14,967,621	$14,779,197
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	2.16%	2.02%	1.63%	1.48%	1.45%
Total return (d)	26.54 - 26.73%	(6.35) - (6.20)%	4.80 - 4.96%	6.32 - 6.48%	1.62 - 1.77%
Small Cap Growth
Units (a)	55,807	38,160	—	—	—
Unit value	$ 11.49	$ 9.04	—	—	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$ 11.52	$ 9.05	—	—	—
Net assets	$ 641,088	$ 345,143	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	— %	— %	— %
Investment income ratio (c)	0.00%	0.00%	— %	— %	— %
Total return (d)	27.01 - 27.20%	(9.55) - (9.46)%	— %	— %	— %
Small Cap Index
Units (a)	463,475	489,787	489,665	468,770	435,820
Unit value	$ 38.74	$ 31.98	$ 35.40	$ 31.63	$ 25.36
Deathclaim units	671	364	735	80	—
Deathclaim unit value	$ 30.35	$ 25.01	$ 27.64	$ 24.67	$ 19.75
Net assets	$18,005,498	$15,693,679	$17,383,907	$14,856,199	$11,072,654
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	1.06%	0.95%	0.85%	1.00%	0.78%
Total return (d)	21.15 - 21.33%	(9.66) - (9.52)%	11.90 - 12.07%	24.74 - 24.93%	(3.24) - (3.10)%

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2019	2018	2017	2016	2015
Small Cap Stock
Units (a)	779,299	856,773	911,420	930,337	1,035,261
Unit value	$ 33.30	$ 26.35	$ 29.64	$ 24.72	$ 19.85
Deathclaim units	1,152	378	420	199	527
Deathclaim unit value	$ 25.99	$ 20.54	$ 23.07	$ 19.21	$ 15.40
Net assets	$26,018,468	$22,611,850	$27,062,883	$23,036,072	$20,580,371
Ratio of expenses to net assets (b)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (c)	0.39%	0.42%	0.35%	0.33%	0.28%
Total return (d)	26.38 - 26.57%	(11.12) - (10.99)%	19.91 - 20.09%	24.56 - 24.75%	(4.19) - (4.05)%

(a)	These amounts represent the units for contracts in accumulation and contracts in payout.
(b)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated using accumulation unit values.
(7) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Growth and Income Plus (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 21, 2018. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective June 28, 2018.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Growth and Income Plus	Thrivent Moderately Aggressive Allocation
The merger was accomplished by tax free exchanges as detailed below:
The target portfolio had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of June 27, 2018.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Growth and Income Plus	$(629,424)	$130,283	$542,149

THRIVENT VARIABLE ANNUITY ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(7) SUBACCOUNT MERGERS - continued
Assuming the acquisition had been completed on January 1, 2018 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2018, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Moderately Aggressive Allocation	$(42,177,485)	$648,341	$21,007,425
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since June 28, 2018.
Assuming the acquisition had been completed on January 1, 2017 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2017, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Moderately Aggressive Allocation	$36,307,637	$395,808	$7,604,630

PART C.    OTHER INFORMATION
Item 24.     Financial Statements and Exhibits
(a)	Financial Statements
	PART A:	None
(b)	PART B:	Financial Statements of Depositor. (*) Financial Statements of Thrivent Variable Annuity Account B (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”)	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
2	Not Applicable
3(a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 20, 2006
(b)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 18, 2011
4(a)	Form of Contract	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(c)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(d)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
(e)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, filed on April 19, 2010
5	Contract Application Form	Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 33-67012, filed on April 30, 1998
6	Articles of Incorporation and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
7	Not Applicable
8	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed herewith
11	Not Applicable

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
12	Not Applicable
13	Powers of Attorney for Deborah M. Ackerman and Angela S. Rieger	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on April 9, 2020
(*)	Filed Herewith
Item 25.    Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC 1225 Hyde Lane Henrico, Virginia 23229-6064	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 2596 Chestnut Street San Francisco, CA 94123	Director

Name and Principal Business Address	Positions and Offices with Depositor
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Vibhu R. Sharma	SVP, Chief Financial Officer and Treasurer
David S. Royal	SVP and Chief Investment Officer
Paul R. Johnston	SVP and General Counsel & Secretary
Christina A. Smith	SVP, Chief Human Resource Officer
Lisa J. Flanary	SVP, Chief Growth Officer
James M. Odland	Vice President and Chief Compliance Officer
Item 26.    Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware
Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware
North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin
Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota
Newman Financial Services, LLC	Limited Liability Company	Minnesota
Thrivent Advisor Network, LLC	Limited Liability Company	Delaware
Thrivent Asset Management, LLC[1]	Investment adviser	Delaware
Thrivent Distributors, LLC	Limited Liability Company	Delaware
White Rose GP I, LLC[2]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[2]	General partner	Delaware
Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[2]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[2]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund VII Equity Direct Corporation[3]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund IX Equity Direct Corporation[3]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose X Equity Direct Corporation I3	Private equity fund	Delaware
White Rose X Equity Direct Corporation II3	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP I, LLC[2]	General Partner
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P. [2]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose XI Equity Direct Corporation I3	Private equity fund	Delaware
White Rose XI Equity Direct Corporation II3	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund, GP, LLC[2]	General Partner	Delaware
Thrivent White Rose Opportunity Fund, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[2]	General Partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[2]	General Partner	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose XII Equity Direct Corporation I3	Private equity fund	Delaware
White Rose XII Equity Direct Corporation II3	Private equity fund	Delaware
White Rose XII Equity Direct Corporation III[3]	Private equity fund	Delaware
White Rose XII Equity Direct Corporation IV3	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[2]	General Partner	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose XIII Equity Direct Corporation I3	Private equity fund	Delaware
White Rose XIII Equity Direct Corporation II3	Private equity fund	Delaware
Thrivent White Rose Endurance GP, LLC,[2]	General Partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[3]	Private equity fund	Delaware
White Rose Endurance Corporation I3	Private equity fund	Delaware
White Rose Endurance Corporation II3	Private equity fund	Delaware
Gold Ring Holdings, LLC	Investment subsidiary	Delaware
Thrivent White Rose Real Estate Fund II, Fund of Funds, L.P.[3]	Private equity fund	Delaware
Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Real Estate GP III, LLC[2]	General Partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[3]	Private equity fund	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of Thrivent Financial Holdings, Inc., (“TFH”) which is a wholly owned subsidiary of Thrivent Financial. TFH owns 100% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Item 27.    Number of Contract Owners
There were 32,595 qualified contracts and 9,260 non-qualified contracts as of March 31, 2020.
Item 28.    Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.    Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Position and Offices with Underwriter
Vibhu Sharma	Director
Karen L. Larson	President
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	Director and Vice President
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director Affiliate Finance, CFO and Treasurer
Katie Koelling	Privacy Officer
Sharon Minta	Anti-Money Laundering Officer
(c) Compensation from Registrant.    Not Applicable.
Item 30.    Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Item 31.    Management Services
Not Applicable.
Item 32.    Undertakings
Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.
Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 27th day of April, 2020.
Thrivent Variable Annuity Account B (Registrant)
By:	Thrivent Financial for Lutherans (Depositor)
By:	/s/ Michael W. Kremenak
Michael W. Kremenak Vice President
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Vibhu Sharma*	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Bonnie E. Raquet*	Chair of the Board
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Frederick G. Kraegel*	Director
Kathryn V. Marinello*	Director
Bradford N. Creswell*	Director
Nichole B. Pechet*	Director
Deborah M. Ackerman*	Director
Angela S. Rieger*	Director
* Michael W. Kremenak, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/ Michael W. Kremenak	April 27, 2020
Michael W. Kremenak Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT B
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 of Part C for exhibits not listed below.
EXHIBIT NO.
EX 99.24(b)9	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP